UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to §240.14a-12

Eastside Distilling, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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EASTSIDE DISTILLING, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON DECEMBER 15, 2016

TO THE STOCKHOLDERS:

Notice is hereby given that the 2016 Annual Meeting of Stockholders of Eastside Distilling, Inc., a Nevada corporation (the “Company”), will be held on December 15, 2016 at 2:00 p.m., local time, at The Westin hotel at 750 Southwest Alder Street, Portland, OR 97205, for the following purposes:

1.	To elect Trent Davis, Steven Earles, Michael Fleming and Grover Wickersham to the Board of Directors, each to serve until the later of the next annual meeting of stockholders, or until his successor is duly elected and qualified;

2.	To approve the adoption of the Company’s 2016 Equity Incentive Plan (the “2016 Plan”) and the reservation of 500,000 shares of common stock (on a post-reverse split basis) for issuance thereunder, including approval of an evergreen provision in the 2016 Plan which, on January 1 of each year, increases the number of shares of the Company’s common stock available for issuance under the 2016 Plan by an amount equal to 8% of the number of shares of the Company’s capital stock, calculated on an as-converted basis, outstanding on December 31 of the preceding calendar year (the “Evergreen Provisions”).

3.	To ratify the appointment of Burr Pilger Mayer, Inc. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016; and

4.	To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

The Board of Directors has fixed the close of business on November 14, 2016 as the record date for the determination of stockholders entitled to vote at this meeting. Only stockholders of record at the close of business on November 14, 2016 are entitled to receive notice of, and to vote at, the meeting and any adjournment thereof.

All stockholders are invited to attend the meeting in person. However, to ensure your representation at the meeting, you are urged to mark, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the meeting may vote in person even if such stockholder has previously returned a proxy.

By Order of the Board of Directors

Steven Earles

President

Portland, Oregon

November 22, 2016

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on December 15, 2016: The proxy statement and annual report to stockholders are available at www.eastsidedistilling.com/sec_filings/.

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EASTSIDE DISTILLING, INC.

PROXY STATEMENT

FOR THE 2016 ANNUAL MEETING OF STOCKHOLDERS

PROCEDURAL MATTERS

General

The enclosed proxy is solicited by the Board of Directors of Eastside Distilling, Inc., a Nevada corporation, for use at the 2016 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on December 15, 2016 at 2:00 p.m., local time, and at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at The Westin hotel at 750 Southwest Alder Street, Portland, OR 97205. Our telephone number at our principal executive offices is (971) 888-4264. As used in this proxy statement, “we,” “us,” “our” and the “Company” refer to Eastside Distilling, Inc.

These proxy solicitation materials were mailed on or about November 22, 2016 to all stockholders entitled to vote at the Annual Meeting.

Record Date and Outstanding Shares

Only stockholders of record at the close of business on November 14, 2016 (the “record date”) are entitled to receive notice of and to vote at the Annual Meeting. Our only outstanding voting securities are shares of common stock, $0.0001 par value, and series A preferred stock, $0.0001 par value. As of the record date, 5,048,657 shares of our common stock and 549 shares of our series A preferred stock were issued and outstanding, which shares of common stock and preferred stock are held by an aggregate of 60 stockholders of record.

Revocability of Proxies

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time prior to its use by delivering to our Secretary, at the address referenced above, a written instrument revoking the proxy or delivering a duly executed proxy bearing a later date (in either case no later than the close of business on December 14, 2016) or by attending the Annual Meeting and voting in person.

Voting and Solicitation

Each holder of common stock is entitled to one vote for each share held. In those instances where holders of series A preferred stock (i) have the right to vote together as a separate class, each holder of series A preferred stock has one vote for each share held, and (ii) vote together with the holders of common stock as a single group, each holder of series A preferred stock has 1 votes for each share held. The number of votes per share of series A preferred stock is determined by multiplying (x) the Total Series A Votes (as defined below) by (y) the ratio of (1) the number of shares of series A preferred stock held by such holder divided by (2) the total number of shares of series A preferred stock issued and outstanding as of the record date. “Total Series A Votes” means the product determined by multiplying the number of shares of common stock (rounded to the nearest whole number) into which the total number of shares of series A preferred stock issued and outstanding as of the record date are convertible by 2.5. As of the record date, the “Total Series A Votes” was equal to 915,000.

This solicitation of proxies is made by our Board of Directors, and all related costs will be borne by us. We may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of our directors, officers or administrative employees without the payment of any additional consideration. Solicitation of proxies may be made by mail, by telephone, by email, in person or otherwise.

Stockholders of Record and “Street Name” Holders

Where shares are registered directly in the holder’s name, that holder is the stockholder of record with respect to those shares. If shares are held by an intermediary, meaning in a stock brokerage account or by a bank, trust or other nominee, then the broker, bank, trust or other nominee is considered the stockholder of record as to those shares. Those shares are said to be held in “street name” on behalf of the beneficial owner of the shares. Street-name holders generally cannot directly vote their shares, and must instead instruct the broker or other nominee how to vote their shares using the voting instruction form provided by that broker or other nominee. Many brokers also offer the option of giving voting instructions over the internet or by telephone. Instructions for giving your vote as a street-name holder are provided on your voting instruction form.

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Quorum; Abstentions; Broker Non-Votes

At the Annual Meeting, an inspector of elections will determine the presence of a quorum and tabulate the results of the voting by stockholders. A quorum exists when holders of a majority of the shares of stock entitled to vote are present at the Annual Meeting in person or by proxy. A quorum is necessary for the transaction of business at the Annual Meeting.

Broker non-votes can occur as to shares held in street name. Under the current rules that govern brokers and other nominee holders of record, if a street-name holder does not give instructions to its broker or other nominee, such broker or other nominee will be able to vote such shares only with respect to proposals for which the broker or other nominee has discretionary voting authority. A “broker non-vote” occurs when a broker or other nominee submits a proxy for the Annual Meeting but does not vote on a particular proposal because such broker or other nominee does not have discretionary voting power with respect to that proposal, and has not received instructions from the beneficial owner.

The election of directors (Proposal No. 1) and the approval of the adoption of the 2016 Plan (Proposal No. 2) are proposals for which brokers do not have discretionary voting authority. If you hold your shares in street name and you do not instruct your broker how to vote on these proposals, your broker will not vote on them and those non-votes will be counted as broker non-votes. The ratification of the appointment of Burr Pilger Mayer, Inc. as our independent registered public accounting firm (Proposal No. 3) is considered to be discretionary and your brokerage firm will be able to vote on this proposal even if it does not receive instructions from you, as long as it holds your shares in its name.

Abstentions and broker non-votes are treated as shares present for the purpose of determining whether there is a quorum for the transaction of business at the Annual Meeting. For purposes of the proposal to elect directors (Proposal No. 1) and the proposal to approve the adoption of the 2016 Plan, abstentions and broker non-votes are not counted for determining the number of votes cast, and therefore will not affect the outcome of the vote on such proposals.

Required Votes and Voting

Assuming that a quorum is present at the Annual Meeting, the following votes will be required:

•	With regard to Proposal No. 1, the four nominees for election to the Board of Directors who receive the greatest number of votes cast “for” the election of the directors by the shares present, in person or by proxy, will be elected to the Board of Directors. Stockholders are not entitled to cumulate votes in the election of directors.

•	With regard to Proposals Nos. 2 and 3, approval of each of the proposals requires that the votes cast in favor of the proposal exceed the votes cast in opposition to it.

All shares entitled to vote and represented by properly executed, unrevoked proxies received before the Annual Meeting will be voted at the Annual Meeting in accordance with the instructions given on those proxies. If no instructions are given on a properly executed proxy, the shares represented by that proxy will be voted as follows:

FOR the director nominees named in Proposal No. 1 of this proxy statement;

FOR Proposal No. 2, to approve the adoption of the 2016 Plan; and

FOR Proposal No. 3, to ratify the appointment of Burr Pilger Mayer, Inc. as our independent registered public accounting firm.

If any other matters are properly presented for consideration at the Annual Meeting, which may include, for example, a motion to adjourn the Annual Meeting to another time or place (including, without limitation, for the purpose of soliciting additional proxies), the persons named in the enclosed proxy and acting thereunder will have discretion to vote on those matters as they deem advisable. We do not currently anticipate that any other matters will be raised at the Annual Meeting.

Deadlines for Receipt of Stockholder Proposals

Stockholder proposals may be included in our proxy statement and form of proxy for an annual meeting so long as they are provided to us on a timely basis and satisfy the other conditions set forth in Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), regarding the inclusion of stockholder proposals in company-sponsored proxy materials. We currently anticipate holding our 2017 annual meeting of stockholders in June 1, 2017, although the Board may decide to schedule the meeting for a different date. For a stockholder proposal to be considered pursuant to Rule 14a-8 for inclusion in our proxy statement and form of proxy for the annual meeting to be held in 2017, we must receive the proposal at our principal executive offices, addressed to our Secretary, no later than January 31, 2017. Any proposals received after such date will be considered untimely. Submitting a stockholder proposal does not guarantee that it will be included in our proxy statement and form of proxy.

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In addition, a shareholder proposal that is not intended for inclusion in our proxy statement and form of proxy under Rule 14a-8 (including director nominations) shall be considered “timely” as calculated in accordance with Rule 14a-4(c) under the Exchange Act, and may be brought before the 2017 annual meeting of shareholders provided that we receive information and notice of the proposal addressed to our Secretary at our principal executive offices, no later than April 17, 2017.

We strongly encourage any stockholder interested in submitting a proposal to contact our Secretary in advance of these deadlines to discuss any proposal he or she is considering, and stockholders may want to consult knowledgeable counsel with regard to the detailed requirements of applicable securities laws. All notices of stockholder proposals, whether or not intended to be included in our proxy materials, should be in writing and sent to our principal executive offices, located at: Eastside Distilling, Inc., 1805 SE Martin Luther King Jr. Blvd., Portland, Oregon 97214, Attention: Secretary.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

General

Our Bylaws provide that the Board of Directors has not less than three (3) nor more than nine (9) seats. The Board of Directors has previously set the size of the Board of Directors at seven (7) directors. The directors shall be elected at each annual general meeting of the stockholders and, except as otherwise provided by applicable law, our Articles of Incorporation or Bylaws, each director shall hold office until the next annual meeting of stockholders or until the director’s successor has been elected and qualified. If for any reason directors are not elected at the annual meeting of the stockholders, they may be elected at any special meeting of the stockholders that is duly called and held for that purpose in the manner provided by the Bylaws. Each director shall hold office after the expiration of the director’s term until a successor is elected and qualified, or until the director resigns or is removed.

Set forth below is certain information furnished to us by the director nominees. There are no family relationships among any of our directors or officers.

Nominees for Director

Four directors are to be elected at the Annual Meeting for a one-year term ending on the later of the date of the next annual meeting of stockholders or until the director’s successor has been elected and qualified. The Board of Directors has nominated Trent Davis, Steven Earles, Michael Fleming and Grover Wickersham for election to the Board of Directors.

Unless otherwise instructed, the proxy holders will vote the proxies received by them for the election of Trent Davis, Steven Earles, Michael Fleming and Grover Wickersham to the Board of Directors. Each of Messrs. Davis, Earles, Fleming and Wickersham has indicated that he will serve if elected. We do not anticipate that any of these nominees will be unable or unwilling to stand for election, but if that occurs, all proxies received may be voted by the proxy holders for another person nominated by the Board of Directors. As there are four nominees, proxies may be voted for up to four persons.

Vote Required for Election of Directors

If a quorum is present, the nominees for election to the Board of Directors receiving the greatest number of votes cast “for” the election of the directors by the shares present, in person or by proxy, will be elected to the Board of Directors.

Director Nominees

The names and certain information as of the record date about the nominees are set forth below.

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Trent Davis, age 48, was appointed to our Board of Directors in August 2016. Mr. Davis is currently President and COO of Whitestone Investment Network, Inc., which specializes in providing executive advisory services to small entrepreneurial companies, as well as restructuring, recapitalizing, and making strategic investments in small to midsize companies. Mr. Davis is also currently Lead Director, Chairman of the Nominating and Governance and Special Investments Committees and is a Member of the Audit and Compensation Committees of Dataram Corporation (Nasdaq: DRAM), which develops, manufactures, and markets memory products primarily used in enterprise servers and workstations worldwide. Previously, from December 2014 to July 2015, Mr. Davis was Chairman of the Board for Majesco Entertainment Company (Nasdaq: COOL), which is an innovative developer, marketer, publisher, and distributor of interactive entertainment for consumers around the world.  From November 2013 until July 2014, Mr. Davis served as the President and a Director of Paulson Capital Corp. (Nasdaq: PLCC) until he successfully completed the reverse merger of Paulson with VBI Vaccines, (Nasdaq: VBIV). He went on to serve as a Member of its Board of Directors and Audit Committee until May 2016. Mr. Davis was also the Chief Executive Officer of Paulson Investment Company. Inc., a subsidiary of Paulson Capital Corp, from July 2005 until October 2014, where he supervised all operations and over 200 investment representatives overseeing $1.5 billion in client assets. Prior to that, commencing in 1996, Mr. Davis served as Senior Vice President of Syndicate and National Sales of Paulson Investment Company, Inc.  He has extensive experience in capital markets and brokerage operations and is credited with overseeing the syndication of approximately $600 million for over 50 client companies in both public and private transactions. In 2003, Mr. Davis served as a Chairman and Board of the National Investment Banking Association. Mr. Davis holds a B.S. in Business and Economics from Linfield College and an M.B.A. from the University of Portland and held the following FINRA Licenses: Series 7, 24, 63, 66, and 79.  Mr. Davis is qualified to serve on the Board because of his deep knowledge of finance and public company issues, capital market, advisory and entrepreneurial experiences, and extensive expertise in operational and executive management.

Steven Earles, age 47, has served as our president and a director since October 2014. He also served as our chairman from October 2014 to July 2016 and as our chief executive officer from October 2014 to November 2016. From January 2014 to October 2014, Mr. Earles served as chief executive officer of Eastside Distilling, LLC, our wholly-owned subsidiary. Prior to joining Eastside, from 2010 to January 2014, Mr. Earles served as managing director of CRM Land Development LLC, a land development company. From 2000 to 2010, Mr. Earles served as chief executive officer for SD Earles Inc., a California real estate development company, and also served as chief executive officer for several start-up companies. We considered Mr. Earles’ prior experience with us, his experience with other start-up businesses, and his experience as a manager and as chief executive officer for a real estate development company as important factors in concluding that he is qualified to serve as one of our directors.

Michael Fleming, age 67, was appointed to our Board of Directors in August 2016. Mr. Fleming is currently an attorney with the law firm Ryan, Swanson & Cleveland, PLLC specializing in real estate, dispute resolution, securities and environmental matters. Mr. Fleming previously was an attorney with the law firm of Lane Powell PC from 2000 to 2013. Mr. Fleming is the Chairman of the Board of Directors of Jones Soda Co., a publicly traded premium beverage company. Mr. Fleming also serves on the Board of Directors of S&W Seed Co., a publicly traded agricultural products company, where he serves as, Lead Independent Director, Chairman of the Audit Committee, and as a member of the Compensation committee. Mr. Fleming has served on the Board of Directors of Big Brothers and Big Sisters of Puget Sound since 2002 and was Chairman of the Board of Directors for 2008/2009. He has also been the President and owner of Kidcentre, Inc., a company in the business of providing child care services in downtown Seattle, Washington, since 1988. Since 1985, he has also been the President and owner of Fleming Investment Co., an investment company. Mr. Fleming holds a Bachelor of Arts degree from University of Washington and a law degree from the University of California, Hastings College of the Law. We believe Mr. Fleming is qualified to serve on our Board of Directors because of his experience serving on public company boards, as president and owner of two businesses as well as his legal expertise in matters of business and securities law.

Grover Wickersham, age 67, was appointed to our Board of Directors and as our chairman in July 2016, and as our chief executive officer in November 2016. Mr. Wickersham currently serves on the boards of directors of S&W Seed Company, a NASDAQ-traded agricultural company; Verseon Corporation, a London AIM-listed pharmaceutical development company; Arbor Vita Corporation, a private company that has developed a test for cervical cancer; and SenesTech, Inc., a private company that has developed proprietary technology for managing animal pest populations through fertility control. Mr. Wickersham has been a director and portfolio advisor of Glenbrook Capital Management, the general partner of a partnership that invests primarily in the securities of public companies, from 1996 to the present. For more than five years, Mr. Wickersham has served as the chairman of the board of trustees of Purisima Fund, a mutual fund advised by Fisher Investments of Woodside, California, which fund has assets under management of approximately $375 million. Between 1976 and 1981, Mr. Wickersham served as a staff attorney, and then as a branch chief, of the U.S. Securities and Exchange Commission (the “SEC”). He holds an A.B. from the Univ. of California at Berkeley, an M.B.A. from Harvard Business School and a J.D. from Univ. of California (Hastings). We believe that Mr. Wickersham is qualified to serve as a member of our Board of Directors because of his experience and knowledge of corporate finance and legal matters, his experience and knowledge of operational matters gained as a past and present director of other public and private companies, and his knowledge of our company.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ELECTION OF Messrs. Davis, Earles, Fleming and Wickersham TO THE BOARD OF DIRECTORS.

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Executive Officers

The names and certain information about our executive officers as of the record date are set forth below:

Name	Age	Position
Steven Earles	47	President and director
Grover Wickersham	67	Chief Executive Officer and director
Steven Shum	46	Chief Financial Officer

Messrs. Earles and Wickersham’s biographical details are set out above under the heading “Director Nominees.”

Steven Shum has served as our chief financial officer since October 2015. Prior to joining us, Mr. Shum served as an officer and director of XZERES Corp from October 2008 until April 2015, a publicly-traded global renewable energy company, in various officer roles, including chief operating officer from September 2014 until April 2015, chief financial officer, principal accounting officer and secretary from April 2010 until September 2014 (under former name, Cascade Wind Corp) and chief executive officer and president from October 2008 to August 2010. Mr. Shum also serves as the managing principal of Core Fund Management, LP and the Fund Manager of Core Fund, LP. He was a founder of Revere Data LLC (now part of Factset Research Systems, Inc.) and served as its executive vice president for four years, heading up the product development efforts and contributing to operations, business development, and sales. He spent six years as an investment research analyst and portfolio manager of D.N.B. Capital Management, Inc. His previous employers include Red Chip Review and Laughlin Group of Companies. He earned a B.S. in Finance and a B.S. in General Management from Portland State University in 1992.

CORPORATE GOVERNANCE

Board of Directors Leadership Structure

The Board of Directors has adopted a structure under which the chief executive officer and chairman of our Board of Directors is a separate role from our vice-chairman and lead independent director. We believe the current separation of the vice-chairman/lead independent director from the chairman/chief executive officer role allows the chief executive officer to focus his time and energy on running our business and managing our operations, while leveraging the experience and perspectives of the vice-chairman. Our chief executive officer has generally also been a member of the Board of Directors. Mr. Wickersham is the chairman as well as our chief executive officer. We believe it is important to make information and insight about us directly available to the directors in their deliberations. Our Board of Directors believes that separating the chief executive officer/chairman and vice-chairman/lead independent director roles is the appropriate leadership structure for us at this time and demonstrates our commitment to effective corporate governance.

Our chairman of the board is responsible for the effective functioning of our Board of Directors, enhancing its efficacy by guiding Board of Directors processes and presiding at Board of Directors meetings. Our chairman presides at stockholder meetings and ensures that directors receive appropriate information from our management to fulfill their responsibilities. Our chairman also acts as a liaison between our Board of Directors and executive management, facilitating clear and open communication between management and the Board of Directors.

Board of Directors Role in Risk Oversight

One of the key functions of our Board of Directors is informed oversight of our risk management process. Our Board of Directors will not have a standing risk management committee, but rather intends to administer this oversight function directly through our Board of Directors as a whole, as well as through various standing committees to be established by us as described below, that address risks inherent in their respective areas of oversight. In particular, our Board of Directors is responsible for monitoring and assessing strategic risk exposure, and discusses with management our major risk exposures, their potential impact on us and the steps we take to manage them. While our Board is ultimately responsible for risk oversight, our management assists the Board of Directors in fulfilling its oversight responsibilities in certain areas of risk.

Director Independence

Our Board of Directors has determined that two of our directors, Trent Davis and Michael Fleming are “independent directors” as defined in Section 7 of the OTCQX Rules for U.S. Companies published by the OTC Markets Group. In making this determination, the Board of Directors considered all transactions set forth below under the heading “Certain Relationships and Related Transactions.”

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Standing Committees and Attendance

The Board of Directors held a total of 9 meetings during 2015. All directors attended more than 75% of the aggregate of the meetings of the Board of Directors, if any, held during the period for which he has been a director in 2015.

Recently, in September 2016, the Board of Directors established the following standing committees: an audit committee, a compensation committee and a nominating and corporate governance committee. The Board of Directors determined that establishing standing audit, compensation, and nominating and corporate governance committees is an important element of sound corporate governance.

Audit Committee

Our audit committee will oversee the engagement of our independent public accounts, review our audited financial statements, meet with our independent public accounts to review internal controls and review our financial plans. Our audit committee currently consists of Michael Fleming, who is the chair of the committee, and Trent Davis, each of whom has been determined by our board of directors to be independent in accordance with OTCQX and SEC standards. Mr. Fleming is an “audit committee financial expert” as the term is defined under SEC regulations. The audit committee operates under a written charter which is available on the Company’s website. Both our independent registered accounting firm and internal financial personnel will regularly meet with our audit committee and have unrestricted access to the audit committee.

Compensation Committee

Our compensation committee will review and recommend policies, practices and procedures relating to compensation for our directors, officers and other employees and advising and consulting with our officers regarding managerial personnel and development. Our compensation committee currently consists of Trent Davis, who is the chair of the committee, Michael Fleming and Lawrence Hirson, each of whom has been determined by our board of directors to be independent in accordance with OTCQX standards. Each member of our compensation committee is also a non-employee director, as defined pursuant to Rule 16b-3 promulgated under the Exchange Act, and an outside director, as defined pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended. The compensation committee operates under a written charter which is available on the Company’s website. The compensation committee has not yet established processes and procedures for the consideration and determination of executive and director compensation, except as set forth in the compensation committee charter.

Nominating and Corporate Governance Committee

Our nominating and corporate governance committee will evaluate the composition, size and governance of our Board of Directors and its committees, evaluating and recommending candidates for election to our Board of Directors, establishing a policy for considering stockholder nominees and reviewing our corporate governance principles and providing recommendations to the Board of Directors. Our nominating and corporate governance committee currently consists of Grover Wickersham, who is the chair of the committee, Michael Fleming and Trent Davis, each of whom has been determined by our board of directors to be independent in accordance with OTCQX standards. The nominating and corporate governance committee operates under a written charter which is available on the Company’s website.

Director Nomination Process

The Board of Directors identifies director nominees by first considering those current members of the Board of Directors who are willing to continue in service. Current members of the Board of Directors with skills and experience that are relevant to our business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board of Directors with that of obtaining a new perspective. If any member of the Board of Directors does not wish to continue in service, if the Board of Directors decides not to re-nominate a member for reelection, if the Board decided to fill a director position that is currently vacant or if the Board of Directors decides to recommend that the size of the Board of Directors be increased, the Board of Directors identifies the desired skills and experience of a new nominee in light of the criteria described above. Current members of the Board of Directors and management are polled for suggestions as to individuals meeting the Board of Directors’ criteria. Research may also be performed to identify qualified individuals. Nominees for director are selected by a majority of the members of the Board of Directors, with any current directors who may be nominees themselves abstaining from any vote relating to their own nomination. All of our directors participated in the consideration of the director nominees for election at the Annual Meeting.

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The Board of Directors may consider suggestions for persons to be nominated for director that are submitted by stockholders. The Board of Directors will evaluate stockholder suggestions for director nominees in the same manner as it evaluates suggestions for director nominees made by management, then-current directors or other appropriate sources. Stockholders suggesting persons as director nominees should send information about a proposed nominee to our Secretary at our principal executive offices as referenced above at least 120 days before the anniversary of the mailing date of the prior year’s proxy statement. This information should be in writing and should include a signed statement by the proposed nominee that he or she is willing to serve as a director of Eastside Distilling, Inc., a description of the proposed nominee’s relationship to the stockholder and any information that the stockholder feels will fully inform the Board of Directors about the proposed nominee and his or her qualifications. The Board of Directors may request further information from the proposed nominee and the stockholder making the recommendation. In addition, a stockholder may nominate one or more persons for election as a director at our annual meeting of stockholders. Please see the section above titled “Deadlines for Receipt of Stockholder Proposals” for important information regarding stockholder proposals, including director nominations.

Recently, the Board of Directors delegated the following responsibilities to the nominating and corporate governance committee: evaluating the composition, size and governance of our Board of Directors and its committees, evaluating and recommending candidates for election to our Board of Directors, establishing a policy for considering stockholder nominees, and other duties related to director nominations and corporate governance matters.

Code of Business Conduct and Ethics

We have adopted a code of business conduct and ethics that applies to all of our employees, officers and directors. We will provide to any person without charge, upon request, a copy of our code of business conduct and ethics. Requests may be directed to our principal executive offices at 1805 SE Martin Luther King Jr. Blvd., Portland, Oregon 97214. Also, a copy of our code of business conduct and ethics is available on our website, and a copy is filed as Exhibit 14 to our Form S-1 filed with the Securities and Exchange Commission on February 11, 2015.

2015 Director Compensation

Directors received no compensation for their services on our Board of Directors in 2015. On October 13, 2016, the Company’s Board of Directors approved the grant of non-qualified stock options under the 2016 Plan of 35,000 shares of common stock with an exercise price of $1.80 (each on a post-reverse split basis) to each of our non-employee directors, Messrs. Davis, Fleming, Hirson and Wickersham. All directors will be reimbursed for their reasonable out-of-pocket expenses incurred in connection with attending board of director and any committee meetings, provided that we have the resources to pay these expenses. For information regarding compensation received by each of Messrs. Earles and Kunkel for their service as employees and officers of the Company, please see the section below titled “Executive Officer Compensation.”

EXECUTIVE OFFICER COMPENSATION

Summary Compensation Table

The following table sets forth the compensation earned during the past two fiscal years by (i) the person who served as our chief executive officer during 2015 and (ii) the two most highly compensated executive officers other than the chief executive officer who were serving as executive officers at the end of 2015 and whose total compensation for 2015 exceeded $100,000. The persons described in clauses (i) and (ii) above are collectively referred to herein as our “named executive officers.”

	Summary Compensation Table
							All Other
Name and Position	Year	Salary		Bonus	Options		Compensation	Total ($)
Steven Earles	2015	$152,083	(1)	$—	—		$—	$152,083
President, Chief Executive Officer, Director (Since October 2014)	2014	$9,000		—	—		$—	$9,000

Steven Shum	2015	$48,750	(2)	$—	$198,050	(3)	$—	$246,800
Chief Financial Officer (Since October 2015)	2014	$—		—	—		$—	$—

Martin Kunkel	2015	$63,333	(4)	$—	$192,000	(5)	$—	$255,333
Chief Marketing Officer, Secretary and Director (From January 2015 to August 2016)	2014	$—		—			$—	$—

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(1)	$119,519 accrued and not paid during the period (and subsequently converted into the Company’s securities as described below under “Certain Relationships and Related Transactions”).
(2)	$48,750 accrued not paid during the period (and subsequently converted into the Company’s securities as described below under “Certain Relationships and Related Transactions”).
(3)	Amounts in this column reflect the aggregate grant-date fair value of the 42,500 shares of common stock underlying the stock option on the date of grant, determined in accordance with the Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“ASC 718”) for stock-based compensation. The amounts included for a particular year reflect only the awards treated as granted in that year. Pursuant to SEC rules, the amounts shown disregard the impact of estimated forfeitures related to service-based vesting conditions. Assumptions used in the calculation of these award amounts are set forth in Note 12 (Stock-based Compensation) to the financial statements included in Part II, Item 8 of our Annual Report on Form 10-K for the year ended December 31, 2015 filed with the SEC on April 13, 2016 (the “2015 10-K”). This amount does not reflect the actual economic value realized by the named executive officer. The options issued to Mr. Shum vest over a 2-year period as follows: no options vesting during the first six months, 1/24th of the options vesting on a monthly vesting over the next six months, and the remainder vesting over the next 12 months at the rate of 3/48th per month.
(4)	$42,500 accrued not paid during the period (and subsequently converted into the Company’s securities as described below under “Certain Relationships and Related Transactions”).
(5)	Amounts in this column reflect the aggregate grant date fair value of the 10,000 shares of common stock underlying the stock option on the date of grant determined in accordance with ASC 718 for stock-based compensation. The amounts included for a particular year reflect only the awards treated as granted in that year. Pursuant to SEC rules, the amounts shown disregard the impact of estimated forfeitures related to service-based vesting conditions. Assumptions used in the calculation of these award amounts are set forth in Note 12 (Stock-based Compensation) to the financial statements included in Part II, Item 8 of the 2015 10-K. The options issued to Mr. Kunkel vest over a 2-year period as follows: no options vesting during the first six months, 1/24th of the options vesting on a monthly vesting over the next six months, and the remainder vesting over the next 12 months at the rate of 3/48th per month.

Grants of Plan-Based Awards

The following table sets forth information concerning the number of shares of common stock underlying restricted stock awards and stock options granted to each of our named executive officers in the year ended December 31, 2015.

			Estimated	Estimated
			Future	Future
			Payouts	Payouts				Exercise or	Grant Date
			Under Non-	Under				Base Price	Fair Value
			Equity	Equity	All Other	All Other		of Option	of Stock and
	Grant	Approval	Incentive	Incentive	Stock	Option		Awards	Option
Name	Date	Date	Plan Awards	Plan Awards	Awards:	Awards:		($/Sh)	Awards(1)
					Number of	Number of
					Shares of	Securities
					Stock or	Underlying
					Units (#)	Options (#)
Martin Kunkel	2/10/2015	2/10/2015	—	—	—	10,000	(2)	$37.00	$192,000

Steven Shum	10/1/2015	10/1/2015	—	—	—	42,500	(2)	$9.00	$198,050

(1)	Represents the grant date fair value of each equity award calculated in accordance with ASC 718.
(2)	Options vest over a 2-year period as follows: no options vesting during the first six months, 1/24th of the options vesting on a monthly vesting over the next six months, and the remainder vesting over the next 12 months at the rate of 3/48th per month.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth all outstanding equity awards made to each of our named executive officers that are outstanding as of December 31, 2015.

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		Option Awards (1)						Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested
Martin Kunkel	2/10/2015	1,667	(1)	8,333	(1)	$37.00	2/10/2020	—	—

Steven Shum	10/1/2015		(1)	42,500	(1)	$9.00	10/1/2020	—	—

(1)	Options vest over a 2-year period as follows: no options vesting during the first six months, 1/24th of the options vesting on a monthly vesting over the next six months, and the remainder vesting over the next 12 months at the rate of 3/48th per month.

Employment Agreements

We have employment agreements with each of Steven Earles and Steven Shum. Descriptions of the material terms of each agreement are set forth below.

Employment Agreement with Steven Earles

On February 6, 2015, we entered into an employment agreement with Steven Earles to serve as president, chief executive officer, chief financial officer and chairman of our Board of Directors.  The agreement has an initial term ending on February 5, 2018 and provides for an annual base salary during the term of the agreement of $104,000 per year. Mr. Earles is eligible to receive an annual bonus of at the discretion of the Board of Directors.  On August 12, 2015, we amended Mr. Earles’ employment agreement to increase his annual base salary to $245,000.

The agreement also contains the following material provisions: (i) reimbursement for all reasonable travel and other out-of-pocket expenses incurred in connection with his employment; (ii) two weeks paid vacation leave; (iii) medical, dental and life insurance benefits; (iv) 36-month non-compete/non-solicitation terms; and (v) a severance payment equal to six months of base salary upon termination without cause (as defined in the agreement).

Effective November 4, 2016, the Company entered into a Second Amendment to Employment Agreement (the “Earles Amendment”) with Steven Earles, the Company’s President and Chief Executive Officer. Under the Earles Amendment, Mr. Earles’s base salary was decreased to $120,000 per annum. In addition, Mr. Earles agreed to waive prior accrued and unpaid salary totaling $182,026.61. He was also granted a restricted stock unit of shares of Common Stock pursuant to the 2016 Plan, equal to the quotient obtained by dividing $30,000 by the closing price of the Common Stock on the effective date of the Earles Amendment, which the Company deemed to be the fair market value of such shares as of the date of the Earles Amendment. The shares of Common Stock subject to the restricted stock unit shall vest in four equal amounts on each of November 4, 2016, January 1, 2017, April 1, 2017 and July 1, 2017. The Company also agreed to indemnify Mr. Earles to the fullest extent allowed by the Company’s Articles of Incorporation, as amended (the “Articles”), the Company’s Amended and Restated Bylaws (the “Bylaws”), and applicable law, and notwithstanding Section 7.14 of the Company’s Bylaws, to the extent permitted by applicable law, the rights granted pursuant to the Earles Amendment shall apply to acts and actions occurring since October 31, 2014. The description of the Earles Amendment is qualified by reference to its full text, which is filed with the Company’s Current Report on Form 8-K as Exhibit 10.1 dated November 4, 2016 and filed with the Securities and Exchange Commission (the “Commission”) on November 10, 2016, and is incorporated herein by reference.

Employment Agreement with Steve Shum

On October 5, 2015, we entered into an employment agreement with Mr. Shum. The agreement has an initial term ending on October 5, 2018 and provides for an annual base salary during the term of the agreement of $195,000 per year. Mr. Shum is eligible to receive an annual bonus of at the discretion of the Board of Directors.  In addition, Mr. Shum received an option to purchase 42,500 shares of our common stock.  This option has a five-year term and vests as described above.

The agreement also contains the following material provisions: (i) reimbursement for all reasonable travel and other out-of-pocket expenses incurred in connection with his employment; (ii) two weeks paid vacation leave; (iii) medical, dental and life insurance benefits; (iv) 36-month non-compete/non-solicitation terms; and (v) a severance payment equal to six months of base salary upon termination without cause (as defined in the agreement).

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Effective November 4, 2016, the Company entered into a First Amendment to Employment Agreement (the “Shum Amendment”) with Steven Shum, the Company’s Chief Financial Officer. Under the Shum Amendment, Mr. Shum’s base salary was decreased to $135,000 per annum. In addition, Mr. Shum is entitled to quarterly bonuses based on individual and Company performance at the discretion of the Company’s Board of Directors as well as quarterly bonuses based on the achievement by the Company of certain quarterly EBITDA targets. The Company agreed to pay Mr. Shum $4,250.00 for accrued and unpaid salary, which shall be paid on the earlier of a qualified equity financing by the Company or six months from the effective date of the Shum Amendment. The Company also agreed to indemnify Mr. Shum to the fullest extent allowed by the Articles, the Bylaws, and applicable law, and notwithstanding Section 7.14 of the Company’s Bylaws, to the extent permitted by applicable law, the rights granted pursuant to the Shum Amendment shall apply to acts and actions occurring since October 31, 2014. The description of the Shum Amendment is qualified by reference to its full text, which is filed with the Company’s Current Report on Form 8-K as Exhibit 10.2 dated November 4, 2016 and filed with the Commission on November 10, 2016, and is incorporated herein by reference.

Potential Payments upon Termination

Under the terms of the employment agreements for Messrs.’ Earles, Shum, each of them is entitled to a severance payment of six months salary at the then-applicable base salary rate in the event that we terminate their employment without cause (as defined in the respective agreement).

The following table sets forth quantitative information with respect to potential payments to be made to each of Messrs. Earles and Shum upon termination without cause as provided in their respective employment agreements. For a more detailed description of these employment agreements, see the “Employment Agreements” section above.

Name	Potential Payment upon Termination Without Cause
Steven Earles	$10,000	(1)
Steven Shum	$67,500	(2)

(2)	Based on Mr. Earles’ current annual base salary of $120,000 and 1 months’ severance at the applicable base salary rate.
(3)	Based on Mr. Shum’s current annual base salary of $135,000 and 6 months’ severance at the applicable base salary rate.

STOCK OWNERSHIP

Security Ownership of Principal Stockholders, Directors and Management

The following table sets forth information as of November 18, 2016 as to each person or group who is known to us to be the beneficial owner of more than 5% of our outstanding voting securities and as to the security and percentage ownership of each of our named executive officers and directors and of all of our executive officers and directors as a group.  As of November 14, 2016, we had 5,048,657 shares of common stock and 549 shares of series A preferred stock outstanding.

Beneficial ownership is determined under the rules of the SEC and generally includes voting or investment power over securities.  Except in cases where community property laws apply or as indicated in the footnotes to this table, we believe that each stockholder identified in the table possesses sole voting and investment power over all shares of capital stock shown as beneficially owned by the stockholder. Shares of common stock subject to options or warrants that are currently exercisable or exercisable within 60 days of November 18, 2016 are considered outstanding and beneficially owned by the person holding the options for the purpose of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

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	Number of			Number of
	Common			Series A
	Shares			Preferred		Percentage
Name And	Beneficially		Percentage	Beneficially	Percentage	of Total Voting
Address (1)	Owned		Owned (2)	Owned	Owned (2)	Power (3)

5% Stockholders:

Glenbrook Capital	1,148,746	(4)	20.67%	-	-	17.74%
WATB ISA, LLC	1,100,000		19.56%	-	-	16.82%
Lenny Gotter	332,500		6.59%	-	-	5.58%
Rowena McBeath (5)	333,333	(6)	6.26%	250	45.54%	9.57%

Officers and Directors:

Trent Davis	20,000	(7)	0.39%	-	-	0.33%
Steven Earles	829,833	(8)	16.41%	-	-	13.90%
Michael Fleming	70,000	(9)	1.37%	-	-	1.16%
Lawrence Hirson	1,120,000	(10)	19.85%	-	-	17.08%
Steven Shum	81,625	(11)	1.61%	-	-	1.37%
Grover Wickersham	1,346,476	(12)	23.50%	-	-	20.27%
All directors and officers as a group (6 persons)	3,467,933		63.14%	-	-	54.10%

(1)	Unless otherwise noted, the address is c/o Eastside Distilling, Inc., 1805 SE Martin Luther King Jr. Blvd., Portland, Oregon 97214.
(2)	Based on 5,048,657 shares of common stock and 549 shares of series A preferred stock outstanding as of November 14, 2016. Also includes shares issuable upon exercise of outstanding options and warrants.
(3)	Percentage of Total Voting Power is based on an aggregate of 5,963,657 votes and includes voting rights attached to all shares of common stock and all shares of series A preferred stock issued and outstanding as of November 14, 2016 (when voting together with the common holders). Holders of the series A preferred stock, when voting together with the holders of the common stock as a single group, shall have an aggregate number of votes equal to the product of (x) the number of shares of common stock (rounded to the nearest whole number) into which the total number of shares of series A preferred stock issued and outstanding on such date are convertible multiplied by (y) 2.5, with each holder of series A preferred stock entitled to vote its pro rata portion such total. As of November 14, 2016, the holders of series A preferred stock were entitled to a total of 915,000 votes. The Total Voting Power excludes shares issuable upon exercise of options and warrants, which can be exercised for shares of common stock but do not contain voting rights until exercised.
(4)	Includes 510,000 shares of common stock issuable upon exercise of warrants
(5)	The address for Ms. McBeath is 36 North 3rd St, 2F, Philadelphia, PA 19106.
(6)	Includes (i) 166,667 shares of common stock issuable upon conversion of 250 shares of series A preferred stock; and (ii) up to 166,667 shares of common stock issuable upon exercise of warrants issued in connection with the original issuance of the shares of series A preferred stock.
(7)	Includes (i) 20,000 shares of common stock issuable upon exercise of options issued.
(8)	Includes (i) common stock held by Mr. Earles’ wife; and (ii) up to 8,108 shares of common stock issuable upon exercise of vested restricted stock units.
(9)	Includes (i) 25,000 shares of common stock issuable upon exercise of warrants and (ii) 20,000 shares of common stock issuable upon exercise of options issued.
(10)	Includes (i) shares held by WATB ISA, LLC, an affiliate of Mr. Hirson and (ii) 20,000 shares of common stock issuable upon exercise of options issued.
(11)	Includes (i) up to 15,625 shares of common stock issuable upon exercise of options
(12)	Includes (i) 660,000 shares of common stock issuable upon exercise of warrants and (ii) 20,000 shares of common stock issuable upon exercise of stock options.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our officers and directors and persons who own more than ten percent of a registered class of our equity securities to file with the SEC reports of ownership on Form 3 and changes in ownership on Form 4 and Form 5. Officers, directors and greater-than-ten-percent stockholders are required by SEC regulations to furnish to us copies of all Section 16(a) forms they file. Based solely on our review of the copies of such forms received by us, or written representations from certain reporting persons, we believe that all Section 16(a) filing requirements applicable to our officers, directors, and greater-than-10% beneficial owners were met during the fiscal year ended December 31, 2015.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The following is a description of transactions since January 1, 2014 as to which the amount involved exceeds the lesser of $120,000 or one percent (1%) of the average of our total assets at year-end for the last two completed fiscal years and in which any related person has or will have a direct or indirect material interest, other than equity and other compensation, termination and other arrangements which are described above under the headings “2015 Director Compensation” and “Executive Officer Compensation.” As of the date of this proxy statement, there are no proposed transactions as described in the foregoing sentence.

During the year ended December 31, 2014, one of our former officers advanced us $8,358. The amount was non-interest bearing, unsecured and due on demand. This advance was forgiven in October 2014 in connection with the acquisition of Eastside Distilling, LLC.

During 2014, Steven Earles, our president and chief executive officer, paid expenses on our behalf on his personal credit card totaling $345,212. During 2015, Mr. Earles paid expenses on our behalf on his personal credit card totaling $731,899. These related party advances do not bear interest and are payable on demand. We have repaid $704,824 of these advances leaving a balance due as of December 31, 2015 of $27,075 (including accrued but unpaid interest).

In December 2014, Mr. Earles, purchased 37,500 shares of our common stock for an aggregate purchase price of $15,000.

On April 4, 2016, Mr. Earles purchased 185 units in an offering of units consisting of shares of our series A convertible preferred stock and warrants to purchase common stock (our “Series A Preferred Stock and Warrant Unit Offering”) in consideration of $185,000 in accrued and unpaid salary. Each unit consisted of one share of series A convertible preferred stock and one warrant to purchase 333 shares of common stock at an exercise price of $2.00 per share. Steven Shum, our chief financial officer, purchased 97 Units in the Series A Preferred Stock and Warrant Unit Offering in consideration of $97,000 in accrued and unpaid salary. Martin Kunkel, our former chief marketing officer, director and secretary, purchased 58 Units in the Series A Preferred Stock and Warrant Unit Offering in consideration of $58,000 in accrued and unpaid salary. Carrie Earles, our chief branding officer and wife of Steven Earles, purchased 83 Units in the Series A Preferred Stock and Warrant Unit Offering in consideration of $83,000 in accrued and unpaid salary. These issuances were unanimously approved by our Board of Directors, including all disinterested directors.

On June 9, 2016, pursuant to a Subscription Agreement executed by the Grover T. Wickersham Employees’ Profit Sharing Plan (“PSP”) for which Mr. Wickersham serves as trustee, the PSP purchased in a private placement an aggregate of 250,000 units, each unit consisting of one share of common stock and one common stock purchase warrant (the “Warrants, and collectively with the Common Stock, the “Common Stock Units”) at a purchase price of $1.00 per Common Stock Unit, for a total purchase price of $250,000.

On June 22, 2016, pursuant to a Subscription Agreement executed by Grover T. Wickersham, Mr. Wickersham directly purchased in a private placement an aggregate of 115,000 Common Stock Units at a purchase price of $1.00 per Common Stock Unit for a total purchase price of $115,000.

On June 22, 2016, pursuant to a Subscription Agreement executed by an education trust established for the benefit of an unrelated minor for which Mr. Wickersham serves as trustee (“Education Trust”), the Education Trust purchased in a private placement 50,000 Common Stock Units at a purchase price of $1.00 per Unit, for a total purchase price of $50,000.

On June 22, 2016, pursuant to a Subscription Agreement executed by the Lindsay Anne Wickersham 1999 Irrevocable Trust for which Mr. Wickersham serves as trustee (the “Irrevocable Trust”), the Irrevocable Trust purchased in a private placement 200,000 Common Stock Units at a purchase price of $1.00 per Common Stock Unit, for a total purchase price of $200,000.

On June 22, 2016, pursuant to a Subscription Agreement, Mr. Fleming directly purchased in a private placement an aggregate of 25,000 Units at a purchase price of $1.00 per Unit, each Unit consisting of one share of Common Stock and a Warrant to purchase one share of Common Stock at an exercise price of $2.00 per share, for a total purchase price of $25,000.

On June 30, 2016, the PSP purchased from us a promissory note bearing interest at the rate of 8% per annum (a “Promissory Note”) for aggregate consideration of $50,000, along with a warrant to acquire 25,000 shares of common stock at a price of $2.00 per share. On July 7, 2016, the PSP purchased an additional Promissory Note for aggregate consideration of $120,000, along with a warrant to acquire 60,000 shares of common stock at an exercise price of $2.00 per share.

On June 30, 2016, the Grover T. and Jill Z. Wickersham 2000 Charitable Remainder Trust purchased an additional Promissory Note for aggregate consideration of $50,000, along with a warrant to acquire 25,000 shares of common stock at an exercise price of $2.00 per share. On November 21, the Trust purchased an additional Promissory Note for aggregate consideration of $75,000, along with a warrant to acquire 37,500 shares of common stock at an exercise price of $2.00 per share, which is not reflected in the ownership table as it occurred after the record date.

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As of the record date of this proxy statement, Mr. Wickersham directly owns 109,754 shares of the Company’s common stock, Warrants to acquire 100,000 shares of the Company’s common stock at a purchase price of $2.00 per share, and vested options to acquire 20,000 shares of the Company’s common stock at a purchase price of $1.80. He also serves as the trustee of four trusts that own a total of 556,722 shares of the Company’s common stock and warrants to acquire 560,000 shares of the Company’s common stock at a purchase price of $2.00 a share. Two of the trusts acquired additional Promissory Notes for aggregate consideration of $170,000, along with warrants to acquire 85,000 shares of the Company’s common stock. The warrants to acquire 85,000 shares are included with the warrants to acquire 560,000 shares referenced above.

We believe that the foregoing transactions were in our best interests. Consistent with Section 78.140 of the Nevada Revised Statutes, it is our current policy that all transactions between us and our officers, directors and their affiliates will be entered into only if such transactions are approved by a majority of the disinterested directors, are approved by vote of the stockholders, or are fair to us as a corporation as of the time it is authorized, approved or ratified by the board. We will continue to conduct an appropriate review of all related party transactions and potential conflicts of interest on an ongoing basis.

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PROPOSAL NO. 2

APPROVE ADOPTION OF 2016 EQUITY INCENTIVE PLAN

Our Board of Directors approved the adoption of the 2016 Equity Incentive Plan (the “2016 Plan”) on September 8, 2016. The 2016 Plan shall replace the 2015 Stock Incentive Plan (the “2015 Plan”) as of such date that the 2016 Plan is adopted by the Company’s stockholders.

We are seeking stockholder approval to adopt the 2016 Plan and the reservation of 500,000 shares of common stock (on a post-reverse split basis) for issuance thereunder, which amount will increase pursuant to the Evergreen Provisions on January 1 of each year, by an amount equal to 8% of the number of shares of the Company’s capital stock, calculated on an as-converted basis, outstanding on December 31 of the preceding calendar year, as described in more detail below.

Purpose of the 2016 Plan

The purpose of the 2016 Plan is to attract, retain and motivate directors, executive officers and other employees and certain consultants. The 2016 Plan enables the Company to grant equity awards to its directors, officers, employees and independent contractors providing services to the Company, at such levels determined by the Company’s Board of Directors, or a committee designated by the Board of Directors, to be necessary to attract, retain and motivate the individuals who will be critical to the Company’s success in achieving its business objectives, and thereby creating greater value for all its stockholders.

It is intended that the 2016 Plan qualify as an incentive stock option plan meeting the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).

Authorized Shares

The maximum number of shares of our common stock that may be issued under the 2016 Plan is 500,000 (on a post-reverse split basis), provided that, the number of shares of our common stock reserved for issuance under the 2016 Plan will automatically increase on January 1 of each year for a period of up to 10 years, commencing on January 1, 2017, in an amount equal to 8% of the number of outstanding shares of the Company’s capital stock, calculated on an as-converted basis, on December 31 of the preceding calendar year, or a lesser number of shares determined by our Board of Directors.

Shares subject to stock awards granted under the 2016 Plan that expire or terminate without being exercised in full, or that are paid out in cash rather than in shares, do not reduce the number of shares available for issuance under the 2016 Plan. Additionally, shares issued pursuant to stock awards under the 2016 Plan that we repurchase or that are forfeited, as well as shares used to pay the exercise price of a stock award or to satisfy the tax withholding obligations related to a stock award, become available for future grant under the 2016 Plan.

Eligibility for Awards and Plan Administration

Employees, independent contractors and directors of the Company and its affiliates are eligible to receive awards under the 2016 Plan, along with such other individuals designated by the Board of Directors (or a duly authorized committee of our Board of Directors) who are reasonably expected to become employees, independent contractors or directors after the receipt of awards under the 2016 Plan.

Our Board of Directors, or a duly authorized committee of our Board of Directors, will administer the 2016 Plan. Our Board of Directors may also delegate to one or more of our officers the authority to (1) designate employees (other than officers) to receive specified stock awards and (2) determine the number of shares subject to such stock awards. Under the 2016 Plan, our Board of Directors has the authority to determine the terms of awards, including recipients, the exercise, purchase or strike price of stock awards, if any, the number of shares subject to each stock award, the fair market value of a share of our common stock, the vesting schedule applicable to the awards, together with any vesting acceleration, the form of consideration, if any, payable upon exercise or settlement of the award and the terms of the award agreements. The Board of Directors may also amend outstanding awards under the 2016 Plan for the purpose of modifying the time or manner of vesting or the term of any outstanding award, with the consent of any adversely affected participant.

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Stock Options

Incentive stock options and non-qualified stock options are granted pursuant to stock option agreements adopted by the plan administrator. The plan administrator determines the exercise price for stock options, within the terms and conditions of the 2016 Plan, provided that the exercise price of a stock option generally cannot be less than 100% of the fair market value of our common stock on the date of grant. Options granted under the 2016 Plan vest at the rate specified in the stock option agreement as determined by the plan administrator.

Restricted Stock Unit Awards

Restricted stock unit awards are awards of hypothetical common stock units having a value equal to the fair market value of an identical number of shares of common stock, and granted pursuant to restricted stock unit award agreements adopted by the plan administrator. A restricted stock unit award may be settled by cash, delivery of stock, a combination of cash and stock as deemed appropriate by the plan administrator or in any other form of consideration set forth in the restricted stock unit award agreement. Additionally, dividend equivalents may be credited in respect of shares covered by a restricted stock unit award. Except as otherwise provided in the applicable award agreement, restricted stock units that have not vested will be forfeited upon the participant’s cessation of continuous service for any reason.

Restricted Stock Awards

Restricted stock awards is an award of actual shares of common stock, and are granted pursuant to restricted stock award agreements adopted by the plan administrator. The plan administrator determines the terms and conditions of restricted stock awards, including vesting and forfeiture terms. If a participant’s service relationship with us ceases for any reason, we may receive through a forfeiture condition or a repurchase right any or all of the shares of common stock held by the participant that have not vested as of the date the participant terminates service with us.

Stock Appreciation Rights

Stock appreciation rights are awards to receive, upon exercise, an amount payable in cash or shares equal to the number of shares subject to the stock appreciation right multiplied by the excess of the fair market value of a share of common stock on the date the award is exercised over the exercise price for the stock appreciation right. Stock appreciation rights are granted pursuant to stock appreciation grant agreements adopted by the plan administrator. The plan administrator determines the purchase price or strike price for a stock appreciation right, which generally cannot be less than 100% of the fair market value of our common stock on the date of grant. A stock appreciation right granted under the 2016 Plan may, but need not, vest and become exercisable in periodic installments as specified in the stock appreciation right agreement as determined by the plan administrator.

Performance Awards

The 2016 Plan provides that the plan administrator shall have the authority, at the time of grant of any awards contemplated by the 2016 Plan (subject to certain exceptions) to designate such award as a “performance-based compensation” award in order to qualify such award as performance-based compensation that is not subject to the $1,000,000 limitation on the income tax deductibility imposed by Section 162(m) of the Code. Our Board of Directors (or a committee thereof) may structure awards so that the stock or cash will be issued or paid only following the achievement of certain pre-established performance goals during a designated performance period. Unless the Board of Directors determines to submit the performance-based compensation award portions of the 2016 Plan and the definition of “performance goal” and “performance criteria” to our stockholders at the first stockholder meeting that occurs in the fifth year following the year in which the 2016 Plan was last approved by stockholders (or any earlier meeting designated by the Board of Directors), in accordance with the requirements of Section 162(m) of the Code, and such stockholder approval is obtained, then no further performance compensation awards shall be made under the 2016 Plan after the date of such annual meeting, but the 2016 Plan may continue in effect for awards to participants not in accordance with Section 162(m) of the Code.

Changes to Capital Structure

In the event there is a specified type of change in our capital structure, such as any stock or extraordinary cash dividend, stock split, reverse stock split, recapitalization, reorganization merger, consolidation, combination, exchange or other relevant change in capitalization, appropriate adjustments will be made to the exercise price of options and stock appreciation rights, the maximum number of shares subject to all awards and the maximum number of shares with respect to which any one person may be granted awards during any period stated in the 2016 Plan. Any adjustments will be made to ensure that any adjustments will not constitute a modification of any stock options within the meaning of Section 424(h)(3) and Section 409A of the Code, will not adversely affect applicable exemptions under the Exchange Act and rules promulgated thereunder, and will not cause us to be denied a tax deduction on account of Section 162(m) of the Code.

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Change in Control

The 2016 Plan provides that in the event of a change in control, unless otherwise provided in an applicable award agreement, all options and stock appreciation rights shall become immediately exercisable with respect to 100% of the shares subject to such options or stock appreciation rights, and the restricted period shall expire immediately with respect to 100% of the shares of restricted stock or restricted stock units. In addition, the plan administrator may in its discretion and upon advance notice, cancel any outstanding awards and pay to the holders thereof, in cash or stock or a combination thereof, the value of such awards based upon the price per share of common stock received in the event. Under the 2016 Plan, a change in control is defined to include (1) a sale, transfer, conveyance or other disposition of all or substantially all of our assets to any person or entity that is not our subsidiary; (2) individuals who constitute our incumbent board of directors ceasing to constitute at least a majority of our board of directors; (3) a complete liquidation or dissolution of us; (4) the acquisition by any person or company of more than 50% of the combined voting power of our then outstanding stock; or (5) a merger, consolidation or similar transaction in which our stockholders immediately prior to the transaction do not own, directly or indirectly, more than 50% of the combined voting power of the surviving entity (or the parent of the surviving entity).

Transferability

A participant may not transfer stock awards under the 2016 Plan other than by will, the laws of descent and distribution or as otherwise provided under the 2016 Plan.

Plan Amendment or Termination

Our board of directors has the authority to amend, suspend or terminate the 2016 Plan, provided that such action does not materially impair the existing rights of any participant without such participant’s written consent. Certain material amendments also require the approval of our stockholders. The 2016 will automatically terminate upon the tenth anniversary of the date our Board of Directors adopted the 2016 Plan. No stock awards may be granted under the 2016 Plan while it is suspended or after it is terminated, but awards granted before the termination date of the 2016 Plan may extend beyond such date.

Certain Federal Tax Consequences

The following summary of the federal income tax consequences of transactions under the 2016 Plan is based upon federal income tax laws in effect on the date of this Current Report on Form 8-K. This summary does not purport to be complete, and does not discuss state, local or non-U.S. tax consequences.

Non-qualified Stock Options. The grant of a Non-Qualified Stock Option under the 2016 Plan will not result in any federal income tax consequences to the participant or to the Company. Upon exercise of a Non-qualified Stock Option, the participant generally must recognize ordinary compensation income equal to the excess of the fair market value of the shares of Common Stock at the time of exercise over the option exercise price. If a participant exercises a Non-Qualified Stock Option and receives shares that are subject to the insider trading provisions of Section 16(b) of the Securities Exchange Act of 1934 and sale of the shares could subject the participant to liability under Section 16(b), then the participant will not recognize income upon the exercise of the option until the six-month period during which section 16(b) applies has lapsed or the stock is sold, if a sale occurs earlier. The participant will have to pay taxes (including income taxes and, if the participant is an employee, Social Security, unemployment and Medicare taxes) at the time a Non-Qualified Stock Option is exercised even though the shares received upon exercise might not be sold until a later taxable year.

Incentive Stock Options. The grant of an Incentive Stock Option under the 2016 Plan will not result in any federal income tax consequences to the participant or to the Company. A participant recognizes no federal taxable income upon exercising an Incentive Stock Option (subject to the alternative minimum tax rules discussed below), and the Company receives no deduction at the time of exercise. In the event of a disposition of stock acquired upon exercise of an Incentive Stock Option, the tax consequences depend upon how long the participant has held the shares. If the participant does not dispose of the shares within two years after the Incentive Stock Option was granted, nor within one year after the Incentive Stock Option was exercised, the participant will recognize a long-term capital gain (or loss) equal to the difference between the sale price of the shares and the exercise price. The Company is not entitled to any deduction under these circumstances.

If the participant fails to satisfy either of the foregoing holding periods (referred to as a “disqualifying disposition”), he or she will recognize ordinary compensation income in the year of the disposition. The amount of ordinary compensation income generally is the lesser of (i) the difference between the amount realized on the disposition and the exercise price or (ii) the difference between the fair market value of the stock at the time of exercise and the exercise price. Such amount is not subject to withholding for federal income and employment tax purposes, even if the participant is an employee of the Company. Any gain in excess of the amount taxed as ordinary income will generally be treated as a short-term capital gain. Generally, Common Stock acquired through the exercise of an Incentive Stock Option will not be considered to have been disposed of if transferred by reason of death, through certain tax-free reorganizations, or if pledged or liened.

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The “spread” under an Incentive Stock Option —i.e., the difference between the fair market value of the shares at exercise and the exercise price—is classified as an item of adjustment in the year of exercise for purposes of the alternative minimum tax. If a participant’s alternative minimum tax liability exceeds such participant’s regular income tax liability, the participant will owe the alternative minimum tax liability.

Restricted Stock. Restricted Stock is generally taxable to the participant as ordinary compensation income on the date that the restrictions lapse (i.e. the date that the stock vests), in an amount equal to the excess of the fair market value of the shares on such date over the amount paid for such stock (if any). If the participant is an employee, this income is subject to withholding for federal income and employment tax purposes. The Company is entitled to an income tax deduction in the amount of the ordinary income recognized by the participant, subject to possible limitations imposed by the Code, including Section 162(m) thereof. Any gain or loss on the participant’s subsequent disposition of the shares will be treated as long-term or short-term capital gain or loss treatment depending on the sales price and how long the stock has been held since the restrictions lapsed. The Company does not receive a tax deduction for any subsequent gain.

Participants receiving Restricted Stock Awards may make an election under Section 83(b) of the Code (“Section 83(b) Election”) to recognize as ordinary compensation income in the year that such Restricted Stock is granted, the amount equal to the excess of the fair market value on the date of the issuance of the stock over the amount paid for such stock. If such an election is made, the recipient recognizes no further amounts of compensation income upon the lapse of any restrictions and any gain or loss on subsequent disposition will be long-term or short-term capital gain or loss to the recipient. The Section 83(b) Election must be made within 30 days from the time the Restricted Stock is issued.

Other Awards. Other Stock-Based Awards (such as Restricted Stock Units) are generally treated as ordinary compensation income as and when Common Stock or cash are paid to the participant upon vesting or settlement of such awards. If the participant is an employee, this income is subject to withholding for income and employment tax purposes. The Company is generally entitled to an income tax deduction equal to the amount of ordinary income recognized by the recipient, subject to possible limitations imposed by the Code, including Section 162(m) thereof.

Section 162(m) of the Internal Revenue Code. Under Code Section 162(m), no deduction is allowed in any taxable year of the Company for compensation in excess of $1 million paid to the Company’s “covered employees.” A “covered employee” is the Company’s chief executive officer and the three other most highly compensated officers of the Company other than the chief financial officer. An exception to this rule applies to “qualified performance based compensation,” which generally includes stock options and stock appreciation rights granted under a stockholder approved plan, and other forms of equity incentives, the vesting or payment of which is contingent upon the satisfaction of certain stockholder approved performance goals. The Company intends that the 2016 Plan allow for the grant of Options and Stock Appreciation Rights that may be treated as “qualified performance based compensation” that is exempt from the limitations of Code Section 162(m), and for the grant of other performance-based awards that may be treated as “qualified performance based compensation,” but it makes no assurance that either such type of award will be so treated.

New Plan Benefits

Future awards under the 2016 Plan are not yet determinable. The following table reflects the amounts that would have been received by the following individuals and groups if the 2016 Plan had been in effect during the last fiscal year:

2016 Equity Incentive Plan
Name and position	Dollar value ($) (1)	Number of stock options or RSUs
Steven Shum (Chief Financial Officer)	$198,050	42,500
Martin Kunkel (Former Chief Marketing Officer, Secretary and Director)	$192,000	10,000
All current executive officers as a group	$390,050	52,500
All current directors who are not executive officers as a group	0	0
All employees, including all current officers who are not executive officers, as a group	$135,000	7,500

(1)	Represents the grant date fair value of each equity award calculated in accordance with ASC 718.
(2)	These stock options vest as follows: Stock options vest at the rate of at least 25 percent in the first year, starting 6-months after the grant date, and 75% in year two.

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Equity Compensation Plan Information

The following table reflects, as of December 31, 2015, compensation plans pursuant to which the Company is authorized to issue options, warrants or other rights to purchase shares of its Common Stock, including the number of shares issuable under outstanding options, warrants and rights issued under the plans and the number of shares remaining available for issuance under the plans:

	(a)	(b)	(c)
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by shareholders(1)	60,000	$17.00	69,750
Equity compensation plans not approved by shareholders	-	-	-
Total	60,000	$17.00	69,750

(1)	Based on the Company’s 2015 Stock Incentive Plan.

Vote Required

The approval of the adoption of the 2016 Plan and the reservation of 500,000 shares of common stock (on a post-reverse split basis) for issuance thereunder, including approval of the Evergreen Provisions, pursuant to which the number of shares of common stock reserved for issuance under the 2016 Plan will increase, on January 1 of each year, by an amount equal to 8% of the number of shares of the Company’s capital stock, calculated on an as-converted basis, outstanding on December 31 of the preceding calendar year, requires that the votes cast in favor of the proposal exceed the votes cast against the proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ADOPTION OF THE 2016 EQUITY INCENTIVE PLAN and the reservation of 500,000 shares of common stock (on a Post-reverse split basis) for issuance thereunder, which amount will increase on an annual basis by 8% of the outstanding shares of Company capital stock in accordance with the evergreen provisions.

PROPOSAL NO. 3

RATIFY APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The independent registered public accounting firm of Burr Pilger Mayer, Inc. (“BPM”) has acted as our auditor since December 16, 2014 and has audited our financial statements for the years ended December 31, 2015 and 2014. BPM is responsible for performing an independent audit of our consolidated financial statements in accordance with auditing standards generally accepted in the United States and issuing a report on its audit. A representative of BPM is expected to be present at the Annual Meeting, where he or she will have the opportunity to make a statement and to respond to appropriate questions.

The Board of Directors has selected BPM as our independent registered public accounting firm for the year ending December 31, 2016.

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Audit Fees

BPM billed us $45,000 in fees for our 2015 annual audit and $37,800 in fees for the review of our quarterly financial statements in 2015. BPM billed us $42,500 in fees for our 2014 annual audit. MaloneBailey LLP billed us $12,000 in fees for the review of our quarterly financial statements in 2014.

Audit Related Fees

We paid fees to BPM for assurance and related services of $25,500 related to other SEC filings in 2015.

We did not pay any fees to BPM for assurance and related services that are not reported under Audit Fees above in 2014. We did not pay any fees to MaloneBailey, LLP for assurance and related services that are not reported under Audit Fees above in 2014

Tax Fees

For the fiscal years ended each of December 31, 2015 and 2014, the aggregate fees billed for tax compliance, by BPM were $0. For the fiscal year ended December 31, 2014, the aggregate fees billed for tax compliance by MaloneBailey LLP were $0.

All Other Fees

For the fiscal years ended each of December 31, 2015 and 2014, the aggregate fees billed for other products or services by BPM were $0. BPM did not provide or conduct any other products or services during those periods. For the fiscal year ended December 31, 2014, the aggregate fees billed for other products or services by MaloneBailey LLP were $0. Malone Bailey did not provide or conduct any other products or services during that period.

Pre-Approval Policies and Procedures

We have implemented pre-approval policies and procedures related to the provision of audit and non-audit services. Under these procedures, our Board of Directors pre-approves all services to be provided by BPM and the estimated fees related to these services.

All audit, audit related, and tax services were pre-approved by the Board of Directors, which concluded that the provision of such services by Burr Pilger Mayer Inc. was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions. Our pre-approval policies and procedures provide for the Board of Directors’ pre-approval of specifically described audit, audit-related, and tax services on an annual basis, but individual engagements anticipated to exceed pre-established thresholds must be separately approved. The policies and procedures also require specific approval by the Board of Directors if total fees for audit-related and tax services would exceed total fees for audit services in any fiscal year. The policies and procedures authorize the Board of Directors to delegate to one or more of its members pre-approval authority with respect to permitted services.

Vote Required

The ratification of the appointment of Burr Pilger Mayer, Inc. as our independent registered public accounting firm requires that the votes cast in favor of the proposal exceed the votes cast against the proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR RATIFICATION OF THE APPOINTMENT OF BURR PILGER MAYER, INC. AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2016.

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OTHER MATTERS

Stockholder Communications with the Board of Directors and Board Attendance at Annual Stockholder Meetings

Our stockholders may, at any time, communicate in writing with any member or group of members of the Board of Directors by sending such written communication to the attention of our Secretary by regular mail to our principal executive offices.

Copies of written communications received by our Secretary will be provided to the relevant director(s) unless such communications are considered, in the reasonable judgment of our Secretary, to be improper for submission to the intended recipient(s). Examples of stockholder communications that would be considered improper for submission include, without limitation, customer complaints, solicitations, communications that do not relate directly or indirectly to us or our business, or communications that relate to improper or irrelevant topics.

The Chairman of the Board of Directors is expected to make all reasonable efforts to attend our annual stockholder meeting in person. If the Chairman is unable to attend an annual stockholder meeting for any reason, at least one other member of the Board of Directors is expected to attend in person. Other members of the Board of Directors are expected to attend our annual stockholder meeting in person if reasonably possible. The Company did not hold an annual meeting in 2015.

Proxy Materials Delivered to a Shared Address

Stockholders who have the same mailing address and last name may have received a notice that your household will receive only one proxy statement. This practice, commonly referred to as “householding,” is designed to reduce the volume of duplicate information and reduce printing and postage costs. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice, from us or from your bank, broker or other registered holder, that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. A number of banks, brokers and other registered holders with account holders who are our stockholders household our proxy materials. If you hold your shares in street name, and no longer wish to participate in householding and would prefer to receive a separate proxy statement in the future, or currently receive multiple copies of the proxy materials and would like to request householding, please notify your bank, broker or other registered holder. If you are a holder of record, and no longer wish to participate in householding and would prefer to receive a separate proxy statement in the future, or currently receive multiple copies of the proxy materials and would like to request householding, please notify us in writing at 1805 SE Martin Luther King Jr. Blvd., Portland, Oregon 97214, or by telephone at (971) 888-4264. Any stockholder residing at a shared address to which a single copy of the proxy materials was delivered who wishes to receive a separate copy of our proxy statement may obtain a copy by written request addressed to 1805 SE Martin Luther King Jr. Blvd., Portland, Oregon 97214, attention: Secretary. We will deliver a separate copy of our proxy statement to any stockholder who so requests in writing promptly following our receipt of such request.

Transaction of Other Business

Our Board of Directors knows of no other matters to be submitted at the Annual Meeting. If any other business is properly brought before the Annual Meeting, proxies will be voted in respect thereof as the proxy holders deem advisable.

Annual Report to Stockholders and Form 10-K

Our Annual Report to Stockholders for the year ended December 31, 2015 (which is not a part of our proxy solicitation materials) is being mailed to our stockholders with this proxy statement. A copy of our Annual Report on Form 10-K for the year ended December 31, 2015, without exhibits, is included with the Annual Report to Stockholders.

By Order of the Board of Directors

Steven Earles

President

Portland, Oregon

November 22, 2016

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Appendix A

EASTSIDE DISTILLING, INC.
2016 EQUITY INCENTIVE PLAN

1.     Purpose; Eligibility.

1.1      General Purpose. The name of this plan is the Eastside Distilling, Inc. 2016 Equity Incentive Plan (the “Plan”). The purposes of the Plan are to (a) enable Eastside Distilling, Inc., a Nevada corporation (the “Company”), and any Affiliate to attract and retain the types of Employees, Consultants and Directors who will contribute to the Company’s long range success; (b) provide incentives that align the interests of Employees, Consultants and Directors with those of the shareholders of the Company; and (c) promote the success of the Company’s business.

1.2      Eligible Award Recipients. The persons eligible to receive Awards are the Employees, Consultants and Directors of the Company and its Affiliates, and such other individuals designated by the Committee who are reasonably expected to become Employees, Consultants and Directors after the receipt of Awards.

1.3      Available Awards. Awards that may be granted under the Plan include: (a) Incentive Stock Options, (b) Non-qualified Stock Options, (c) Stock Appreciation Rights, (d) Restricted Awards, (e) Performance Share Awards, and (f) Performance Compensation Awards.

2.     Definitions.

“Affiliate” means a corporation or other entity that, directly or through one or more intermediaries, controls, is controlled by or is under common control with, the Company.

“Applicable Laws” means the requirements related to or implicated by the administration of the Plan under applicable state corporate law, United States federal and state securities laws, the Code, any stock exchange or quotation system on which the shares of Common Stock are listed or quoted, and the applicable laws of any foreign country or jurisdiction where Awards are granted under the Plan.

“Award” means any right granted under the Plan, including an Incentive Stock Option, a Non-qualified Stock Option, a Stock Appreciation Right, a Restricted Award, a Performance Share Award or a Performance Compensation Award.

“Award Agreement” means a written agreement, contract, certificate or other instrument or document evidencing the terms and conditions of an individual Award granted under the Plan which may, in the discretion of the Company, be transmitted electronically to any Participant. Each Award Agreement shall be subject to the terms and conditions of the Plan.

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“Beneficial Owner” has the meaning assigned to such term in Rule 13d-3 and Rule 13d-5 under the Exchange Act, except that in calculating the beneficial ownership of any particular “person” (as that term is used in Section 13(d)(3) of the Exchange Act), such “person” shall be deemed to have beneficial ownership of all securities that such “person” has the right to acquire by conversion or exercise of other securities, whether such right is currently exercisable or is exercisable only after the passage of time. The terms “Beneficially Owns” and “Beneficially Owned” have a corresponding meaning.

“Board” means the Board of Directors of the Company, as constituted at any time.

“Cause” means:

 With respect to any Employee or Consultant: (a) If the Employee or Consultant is a party to an employment or service agreement with the Company or its Affiliates and such agreement provides for a definition of Cause, the definition contained therein; or (b) If no such agreement exists, or if such agreement does not define Cause: (i) the commission of, or plea of guilty or no contest to, a felony or a crime involving moral turpitude or the commission of any other act involving willful malfeasance or material fiduciary breach with respect to the Company or an Affiliate; (ii) conduct that results in or is reasonably likely to result in harm to the reputation or business of the Company or any of its Affiliates; (iii) gross negligence or willful misconduct with respect to the Company or an Affiliate; (iv) intentional, material violation of any contract or agreement between such Employee or Consultant and the Company or of any statutory duty owed to the Company; or (v) material violation of state or federal securities laws.

With respect to any Director, a determination by a majority of the disinterested Board members that the Director has engaged in any of the following: (a) malfeasance in office; (b) gross misconduct or neglect; (c) false or fraudulent misrepresentation inducing the director’s appointment; (d) willful conversion of corporate funds; (e) intentional, material violation of any statutory duty owed to the Company or its shareholders; or (f) repeated failure to participate in Board meetings on a regular basis despite having received proper notice of the meetings in advance.

The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to whether a Participant has been discharged for Cause.

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“Change in Control”  (a) The direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Company and its subsidiaries, taken as a whole, to any Person that is not a subsidiary of the Company; (b) The Incumbent Directors cease for any reason to constitute at least a majority of the Board; (c) The date which is 10 business days prior to the consummation of a complete liquidation or dissolution of the Company; (d) The acquisition by any Person of Beneficial Ownership of 50% or more (on a fully diluted basis) of either (i) the then outstanding shares of Common Stock of the Company, taking into account as outstanding for this purpose such Common Stock issuable upon the exercise of options or warrants, the conversion of convertible stock or debt, and the exercise of any similar right to acquire such Common Stock (the “Outstanding Company Common Stock”) or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this Plan, the following acquisitions shall not constitute a Change in Control: (A) any acquisition by the Company or any Affiliate, (B) any acquisition by any employee benefit plan sponsored or maintained by the Company or any subsidiary, (C) any acquisition which complies with clauses, (i), (ii) and (iii) of subsection (e) of this definition or (D) in respect of an Award held by a particular Participant, any acquisition by the Participant or any group of persons including the Participant (or any entity controlled by the Participant or any group of persons including the Participant); or (e) the consummation of a reorganization, merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company that requires the approval of the Company’s shareholders, whether for such transaction or the issuance of securities in the transaction (a “Business Combination”), unless immediately following such Business Combination: (i) more than 50% of the total voting power of (A) the entity resulting from such Business Combination (the “Surviving Company”), or (B) if applicable, the ultimate parent entity that directly or indirectly has beneficial ownership of sufficient voting securities eligible to elect a majority of the members of the board of directors (or the analogous governing body) of the Surviving Company (the “Parent Company”), is represented by the Outstanding Company Voting Securities that were outstanding immediately prior to such Business Combination (or, if applicable, is represented by shares into which the Outstanding Company Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportion as the voting power of the Outstanding Company Voting Securities among the holders thereof immediately prior to the Business Combination; (ii) no Person (other than any employee benefit plan sponsored or maintained by the Surviving Company or the Parent Company) is or becomes the Beneficial Owner, directly or indirectly, of 50% or more of the total voting power of the outstanding voting securities eligible to elect members of the board of directors of the Parent Company (or the analogous governing body) (or, if there is no Parent Company, the Surviving Company); and (iii) at least a majority of the members of the board of directors (or the analogous governing body) of the Parent Company (or, if there is no Parent Company, the Surviving Company) following the consummation of the Business Combination were Board members at the time of the Board’s approval of the execution of the initial agreement providing for such Business Combination.

“Code” means the Internal Revenue Code of 1986, as it may be amended from time to time. Any reference to a section of the Code shall be deemed to include a reference to any regulations promulgated thereunder.

“Committee” means a committee of one or more members of the Board appointed by the Board to administer the Plan in accordance with Section 3.3 and Section 3.4, or the Board if no such committee has been appointed.

“Common Stock” means the common stock, $0.0001 par value per share, of the Company, or such other securities of the Company as may be designated by the Committee from time to time in substitution thereof.

“Company” means Eastside Distilling, Inc., a Nevada corporation, and any successor thereto.

“Consultant” means any individual who is engaged by the Company or any Affiliate to render consulting or advisory services.

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“Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Consultant or Director, is not interrupted or terminated. The Participant’s Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s Continuous Service; provided further that if any Award is subject to Section 409A of the Code, this sentence shall only be given effect to the extent consistent with Section 409A of the Code. For example, a change in status from an Employee of the Company to a Director of an Affiliate will not constitute an interruption of Continuous Service. The Committee or its delegate, in its sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal or family leave of absence.

“Covered Employee” has the same meaning as set forth in Section 162(m)(3) of the Code, as interpreted by Internal Revenue Service Notice 2007-49.

“Deferred Stock Units (DSUs)” has the meaning set forth in Section 7.2 hereof.

“Director” means a member of the Board.

“Disability” means that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment; provided, however, for purposes of determining the term of an Incentive Stock Option pursuant to Section 6.10 hereof, the term Disability shall have the meaning ascribed to it under Section 22(e)(3) of the Code. The determination of whether an individual has a Disability shall be determined under procedures established by the Committee. Except in situations where the Committee is determining Disability for purposes of the term of an Incentive Stock Option pursuant to Section 6.10 hereof within the meaning of Section 22(e)(3) of the Code, the Committee may rely on any determination that a Participant is disabled for purposes of benefits under any long-term disability plan maintained by the Company or any Affiliate in which a Participant participates.

“Disqualifying Disposition” has the meaning set forth in Section 14.12.

“Effective Date” shall mean the date as of which this Plan is adopted by the Board.

“Employee” means any person, including an Officer or Director, employed by the Company or an Affiliate; provided, that, for purposes of determining eligibility to receive Incentive Stock Options, an Employee shall mean an employee of the Company or a parent or subsidiary corporation within the meaning of Section 424 of the Code. Mere service as a Director or payment of a director’s fee by the Company or an Affiliate shall not be sufficient to constitute “employment” by the Company or an Affiliate.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fair Market Value” means, as of any date, the value of the Common Stock as determined below. If the Common Stock is listed on any established stock exchange or a national market system, including without limitation, the New York Stock Exchange or the NASDAQ Stock Market, the Fair Market Value shall be the closing price of a share of Common Stock (or if no sales were reported the closing price on the date immediately preceding such date) as quoted on such exchange or system on the day of determination, as reported in the Wall Street Journal or such other source as the Committee deems reliable. In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Committee and such determination shall be conclusive and binding on all persons.

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“Free Standing Rights” has the meaning set forth in Section 7.1(a).

“Good Reason” means: (a) If an Employee or Consultant is a party to an employment or service agreement with the Company or its Affiliates and such agreement provides for a definition of Good Reason, the definition contained therein; or (b) If no such agreement exists or if such agreement does not define Good Reason, the occurrence of one or more of the following without the Participant’s express written consent, which circumstances are not remedied by the Company within thirty (30) days of its receipt of a written notice from the Participant describing the applicable circumstances (which notice must be provided by the Participant within ninety (90) days of the Participant’s knowledge of the applicable circumstances): (i) any material, adverse change in the Participant’s duties, responsibilities, authority, title, status or reporting structure; (ii) a material reduction in the Participant’s base salary or bonus opportunity; or (iii) a geographical relocation of the Participant’s principal office location by more than fifty (50) miles.

“Grant Date” means the date on which the Committee adopts a resolution, or takes other appropriate action, expressly granting an Award to a Participant that specifies the key terms and conditions of the Award or, if a later date is set forth in such resolution, then such date as is set forth in such resolution.

“Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

“Incumbent Directors” means individuals who, on the Effective Date, constitute the Board, provided that any individual becoming a Director subsequent to the Effective Date whose election or nomination for election to the Board was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for Director without objection to such nomination) shall be an Incumbent Director. No individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to Directors or as a result of any other actual or threatened solicitation of proxies by or on behalf of any person other than the Board shall be an Incumbent Director.

“Negative Discretion” means the discretion authorized by the Plan to be applied by the Committee to eliminate or reduce the size of a Performance Compensation Award in accordance with Section 7.4(d)(iv) of the Plan; provided, that, the exercise of such discretion would not cause the Performance Compensation Award to fail to qualify as “performance-based compensation” under Section 162(m) of the Code.

“Non-Employee Director” means a Director who is a “non-employee director” within the meaning of Rule 16b-3.

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“Non-qualified Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

“Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

“Option” means an Incentive Stock Option or a Non-qualified Stock Option granted pursuant to the Plan.

“Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

“Option Exercise Price” means the price at which a share of Common Stock may be purchased upon the exercise of an Option.

“Outside Director” means a Director who is an “outside director” within the meaning of Section 162(m) of the Code and Treasury Regulations Section 1.162-27(e)(3) or any successor to such statute and regulation.

“Participant” means an eligible person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.

“Performance Compensation Award” means any Award designated by the Committee as a Performance Compensation Award pursuant to Section 7.4 of the Plan.

“Performance Criteria” means the criterion or criteria that the Committee shall select for purposes of establishing the Performance Goal(s) for a Performance Period with respect to any Performance Compensation Award under the Plan. The Performance Criteria that will be used to establish the Performance Goal(s) shall be based on the attainment of specific levels of performance of the Company (or Affiliate, division, business unit or operational unit of the Company) and shall be limited to the following: (a) net earnings or net income (before or after taxes); (b) basic or diluted earnings per share (before or after taxes); (c) net revenue or net revenue growth; (d) gross revenue; (e) gross profit or gross profit growth; (f) net operating profit (before or after taxes); (g) return on assets, capital, invested capital, equity, or sales; (h) cash flow (including, but not limited to, operating cash flow, free cash flow, and cash flow return on capital); (i) earnings before or after taxes, interest, depreciation and/or amortization; (j) gross or operating margins; (k) improvements in capital structure; (l) budget and expense management; (m) productivity ratios; (n) economic value added or other value added measurements; (o) share price (including, but not limited to, growth measures and total shareholder return); (p) expense targets; (q) margins; (r) operating efficiency; (s) working capital targets; (t) enterprise value; (u) safety record; (v) completion of acquisitions or business expansion; and (w) regulatory milestones and targets. Any one or more of the Performance Criteria may be used on an absolute or relative basis to measure the performance of the Company and/or an Affiliate as a whole or any division, business unit or operational unit of the Company and/or an Affiliate or any combination thereof, as the Committee may deem appropriate, or as compared to the performance of a group of comparable companies, or published or special index that the Committee, in its sole discretion, deems appropriate, or the Committee may select Performance Criterion (o) above as compared to various stock market indices. The Committee also has the authority to provide for accelerated vesting of any Award based on the achievement of Performance Goals pursuant to the Performance Criteria specified in this paragraph. To the extent required under Section 162(m) of the Code, the Committee shall, within the first 90 days of a Performance Period (or, if longer or shorter, within the maximum period allowed under Section 162(m) of the Code), define in an objective fashion the manner of calculating the Performance Criteria it selects to use for such Performance Period. In the event that applicable tax and/or securities laws change to permit the Committee discretion to alter the governing Performance Criteria without obtaining shareholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining shareholder approval.

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“Performance Formula” means, for a Performance Period, the one or more objective formulas applied against the relevant Performance Goal to determine, with regard to the Performance Compensation Award of a particular Participant, whether all, some portion but less than all, or none of the Performance Compensation Award has been earned for the Performance Period.

“Performance Goals” means, for a Performance Period, the one or more goals established by the Committee for the Performance Period based upon the Performance Criteria. The Committee is authorized at any time during the first 90 days of a Performance Period (or, if longer or shorter, within the maximum period allowed under Section 162(m) of the Code), or at any time thereafter (but only to the extent the exercise of such authority after such period would not cause the Performance Compensation Awards granted to any Participant for the Performance Period to fail to qualify as “performance-based compensation” under Section 162(m) of the Code), in its sole and absolute discretion, to adjust or modify the calculation of a Performance Goal for such Performance Period to the extent permitted under Section 162(m) of the Code in order to prevent the dilution or enlargement of the rights of Participants based on the following events: (a) asset write-downs; (b) litigation or claim judgments or settlements; (c) the effect of changes in tax laws, accounting principles, or other laws or regulatory rules affecting reported results; (d) any reorganization and restructuring programs; (e) extraordinary, unusual or infrequently occurring items as described in management's discussion and analysis of financial condition and results of operations appearing in the Company's annual report to shareholders for the applicable year; (f) acquisitions or divestitures; (g) any other specific unusual or nonrecurring events, or objectively determinable category thereof; (h) foreign exchange gains and losses; and (i) a change in the Company's fiscal year.

“Performance Period” means the one or more periods of time not less than one fiscal quarter in duration, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant's right to and the payment of a Performance Compensation Award.

“Performance Share Award” means any Award granted pursuant to Section 7.3 hereof.

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“Performance Share” means the grant of a right to receive a number of actual shares of Common Stock or share units based upon the performance of the Company during a Performance Period, as determined by the Committee.

“Permitted Transferee” means: (a) a member of the Optionholder’s immediate family (child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships), any person sharing the Optionholder’s household (other than a tenant or employee), a trust in which these persons have more than 50% of the beneficial interest, a foundation in which these persons (or the Optionholder) control the management of assets, and any other entity in which these persons (or the Optionholder) own more than 50% of the voting interests; (b) third parties designated by the Committee in connection with a program established and approved by the Committee pursuant to which Participants may receive a cash payment or other consideration in consideration for the transfer of a Non-qualified Stock Option; and (c) such other transferees as may be permitted by the Committee in its sole discretion.

“Plan” means this Eastside Distilling, Inc. 2016 Equity Incentive Plan, as amended and/or amended and restated from time to time.

“Related Rights” has the meaning set forth in Section 7.1(a).

“Restricted Award” means any Award granted pursuant to Section 7.2(a).

“Restricted Period” has the meaning set forth in Section 7.2(a).

“Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

“Securities Act” means the Securities Act of 1933, as amended.

“Stock Appreciation Right” means the right pursuant to an Award granted under Section 7.1 to receive, upon exercise, an amount payable in cash or shares equal to the number of shares subject to the Stock Appreciation Right that is being exercised multiplied by the excess of (a) the Fair Market Value of a share of Common Stock on the date the Award is exercised, over (b) the exercise price specified in the Stock Appreciation Right Award Agreement.

“Stock for Stock Exchange” has the meaning set forth in Section 6.4.

“Ten Percent Shareholder” means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.

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3.     Administration.

3.1      Authority of Committee. The Plan shall be administered by the Committee or, in the Board’s sole discretion, by the Board. Subject to the terms of the Plan, the Committee’s charter and Applicable Laws, and in addition to other express powers and authorization conferred by the Plan, the Committee shall have the authority:

(a)      to construe and interpret the Plan and apply its provisions;

(b)      to promulgate, amend, and rescind rules and regulations relating to the administration of the Plan;

(c)      to authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;

(d)      to delegate its authority to one or more Officers of the Company with respect to Awards that do not involve Covered Employees or “insiders” within the meaning of Section 16 of the Exchange Act;

(e)      to determine when Awards are to be granted under the Plan and the applicable Grant Date;

(f)      from time to time to select, subject to the limitations set forth in this Plan, those Participants to whom Awards shall be granted;

(g)      to determine the number of shares of Common Stock to be made subject to each Award;

(h)      to determine whether each Option is to be an Incentive Stock Option or a Non-qualified Stock Option;

(i)      to prescribe the terms and conditions of each Award, including, without limitation, the exercise price and medium of payment and vesting provisions, and to specify the provisions of the Award Agreement relating to such grant;

(j)      to determine the target number of Performance Shares to be granted pursuant to a Performance Share Award, the performance measures that will be used to establish the performance goals, the performance period(s) and the number of Performance Shares earned by a Participant;

(k)      to designate an Award (including a cash bonus) as a Performance Compensation Award and to select the Performance Criteria that will be used to establish the Performance Goals;

(l)      to amend any outstanding Awards, including for the purpose of modifying the time or manner of vesting, or the term of any outstanding Award; provided, however, that if any such amendment impairs a Participant’s rights or increases a Participant’s obligations under his or her Award or creates or increases a Participant’s federal income tax liability with respect to an Award, such amendment shall also be subject to the Participant’s consent;

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(m)      to determine the duration and purpose of leaves of absences which may be granted to a Participant without constituting termination of their employment for purposes of the Plan, which periods shall be no shorter than the periods generally applicable to Employees under the Company’s employment policies;

(n)      to make decisions with respect to outstanding Awards that may become necessary upon a change in corporate control or an event that triggers anti-dilution adjustments;

(o)       to interpret, administer, reconcile any inconsistency in, correct any defect in and/or supply any omission in the Plan and any instrument or agreement relating to, or Award granted under, the Plan; and

(p)      to exercise discretion to make any and all other determinations which it determines to be necessary or advisable for the administration of the Plan.

The Committee also may modify the purchase price or the exercise price of any outstanding Award, provided that if the modification effects a repricing, shareholder approval shall be required before the repricing is effective.

3.2      Committee Decisions Final. All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on the Company and the Participants, unless such decisions are determined by a court having jurisdiction to be arbitrary and capricious.

3.3      Delegation. The Committee, or if no Committee has been appointed, the Board, may delegate administration of the Plan to a committee or committees of one or more members of the Board, and the term “Committee” shall apply to any person or persons to whom such authority has been delegated. The Committee shall have the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board or the Committee shall thereafter be to the committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. The members of the Committee shall be appointed by and serve at the pleasure of the Board. From time to time, the Board may increase or decrease the size of the Committee, add additional members to, remove members (with or without cause) from, appoint new members in substitution therefor, and fill vacancies, however caused, in the Committee. The Committee shall act pursuant to a vote of the majority of its members or, in the case of a Committee comprised of only two members, the unanimous consent of its members, whether present or not, or by the written consent of the majority of its members and minutes shall be kept of all of its meetings and copies thereof shall be provided to the Board. Subject to the limitations prescribed by the Plan and the Board, the Committee may establish and follow such rules and regulations for the conduct of its business as it may determine to be advisable.

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3.4      Committee Composition. Except as otherwise determined by the Board, the Committee shall consist solely of two or more Non-Employee Directors who are also Outside Directors. The Board shall have discretion to determine whether or not it intends to comply with the exemption requirements of Rule 16b-3 and/or Section 162(m) of the Code. However, if the Board intends to satisfy such exemption requirements, with respect to Awards to any Covered Employee and with respect to any insider subject to Section 16 of the Exchange Act, the Committee shall be a compensation committee of the Board that at all times consists solely of two or more Non-Employee Directors who are also Outside Directors. Within the scope of such authority, the Board or the Committee may (a) delegate to a committee of one or more members of the Board who are not Outside Directors the authority to grant Awards to eligible persons who are either (i) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Award or (ii) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code or (b) delegate to a committee of one or more members of the Board who are not Non-Employee Directors the authority to grant Awards to eligible persons who are not then subject to Section 16 of the Exchange Act. Nothing herein shall create an inference that an Award is not validly granted under the Plan in the event Awards are granted under the Plan by a compensation committee of the Board that does not at all times consist solely of two or more Non-Employee Directors who are also Outside Directors.

3.5      Indemnification. In addition to such other rights of indemnification as they may have as Directors or members of the Committee, and to the extent allowed by Applicable Laws, the Committee shall be indemnified by the Company against the reasonable expenses, including attorney’s fees, actually incurred in connection with any action, suit or proceeding or in connection with any appeal therein, to which the Committee may be party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted under the Plan, and against all amounts paid by the Committee in settlement thereof (provided, however, that the settlement has been approved by the Company, which approval shall not be unreasonably withheld) or paid by the Committee in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee did not act in good faith and in a manner which such person reasonably believed to be in the best interests of the Company, or in the case of a criminal proceeding, had no reason to believe that the conduct complained of was unlawful; provided, however, that within 60 days after institution of any such action, suit or proceeding, such Committee shall, in writing, offer the Company the opportunity at its own expense to handle and defend such action, suit or proceeding.

4.     Shares Subject to the Plan.

4.1      Subject to adjustment in accordance with Section 4.2 and Section 11, a total of 500,000 shares of Common Stock (on a post-reverse split basis) shall be available for the grant of Awards under the Plan. During the terms of the Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Awards.

4.2      The aggregate number of shares of Common Stock reserved for Awards under the Plan will automatically increase on January 1st of each year, for a period of not more than ten (10) years, commencing on January 1st of the year following the year in which the Effective Date occurs and ending on (and including) January 1, 2026, in an amount equal to eight percent (8%) of the total number of shares of Outstanding Company Common Stock on December 31st of the preceding calendar year. Notwithstanding the foregoing, the Board or the Committee may act prior to January 1st of a given year to provide that there will be no January 1st increase for such year or that the increase for such year will be a lesser number of shares of Common Stock than provided herein.

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4.3      Shares of Common Stock available for distribution under the Plan may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares reacquired by the Company in any manner.

4.4      Subject to adjustment in accordance with Section 11, no Participant shall be granted, during any one (1) year period, Options to purchase Common Stock and Stock Appreciation Rights with respect to more than 25,000 shares of Common Stock in the aggregate or any other Awards with respect to more than 25,000 shares of Common Stock in the aggregate. If an Award is to be settled in cash, the number of shares of Common Stock on which the Award is based shall count toward the individual share limit set forth in this Section 4.

4.5      Any shares of Common Stock subject to an Award that is canceled, forfeited or expires prior to exercise or realization, either in full or in part, shall again become available for issuance under the Plan. Notwithstanding anything to the contrary contained herein: shares subject to an Award under the Plan shall not again be made available for issuance or delivery under the Plan if such shares are (a) shares tendered in payment of an Option, (b) shares delivered or withheld by the Company to satisfy any tax withholding obligation, or (c) shares covered by a stock-settled Stock Appreciation Right or other Awards that were not issued upon the settlement of the Award.

5.     Eligibility.

5.1      Eligibility for Specific Awards. Incentive Stock Options may be granted only to Employees. Awards other than Incentive Stock Options may be granted to Employees, Consultants and Directors, and to such other persons as the Committee shall select and those individuals whom the Committee determines are reasonably expected to become Employees, Consultants and Directors following the Grant Date.

5.2      Ten Percent Shareholders. A Ten Percent Shareholder shall not be granted an Incentive Stock Option unless the Option Exercise Price is at least 110% of the Fair Market Value of the Common Stock at the Grant Date and the Option is not exercisable after the expiration of five years from the Grant Date.

6.     Option Provisions. Each Option granted under the Plan shall be evidenced by an Award Agreement. Each Option so granted shall be subject to the conditions set forth in this Section 6, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. All Options shall be separately designated Incentive Stock Options or Non-qualified Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option. Notwithstanding the foregoing, the Company shall have no liability to any Participant or any other person if an Option designated as an Incentive Stock Option fails to qualify as such at any time or if an Option is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code and the terms of such Option do not satisfy the requirements of Section 409A of the Code. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

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6.1      Term. Subject to the provisions of Section 5.2 regarding Ten Percent Shareholders, no Incentive Stock Option shall be exercisable after the expiration of 10 years from the Grant Date. The term of a Non-qualified Stock Option granted under the Plan shall be determined by the Committee; provided, however, no Non-qualified Stock Option shall be exercisable after the expiration of 10 years from the Grant Date.

6.2      Exercise Price of an Incentive Stock Option. Subject to the provisions of Section 5.2 regarding Ten Percent Shareholders, the Option Exercise Price of each Incentive Stock Option shall be not less than 100% of the Fair Market Value of the Common Stock subject to the Option on the Grant Date. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an Option Exercise Price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) and Section 409A of the Code.

6.3      Exercise Price of a Non-qualified Stock Option. The Option Exercise Price of each Non-qualified Stock Option shall be not less than 100% of the Fair Market Value of the Common Stock subject to the Option on the Grant Date. Notwithstanding the foregoing, a Non-qualified Stock Option may be granted with an Option Exercise Price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 409A of the Code.

6.4      Consideration. The Option Exercise Price of Common Stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (a) in cash or by certified or bank check at the time the Option is exercised or (b) in the discretion of the Committee, upon such terms as the Committee shall approve, the Option Exercise Price may be paid: (i) by delivery to the Company of other Common Stock, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the Option Exercise Price (or portion thereof) due for the number of shares being acquired, or by means of attestation whereby the Participant identifies for delivery specific shares of Common Stock that have an aggregate Fair Market Value on the date of attestation equal to the Option Exercise Price (or portion thereof) and receives a number of shares of Common Stock equal to the difference between the number of shares thereby purchased and the number of identified attestation shares of Common Stock (a “Stock for Stock Exchange”); (ii) a “cashless” exercise program established with a broker; (iii) by reduction in the number of shares of Common Stock otherwise deliverable upon exercise of such Option with a Fair Market Value equal to the aggregate Option Exercise Price at the time of exercise; (iv) any combination of the foregoing methods; or (v) in any other form of legal consideration that may be acceptable to the Committee. Unless otherwise specifically provided in the Option, the exercise price of Common Stock acquired pursuant to an Option that is paid by delivery (or attestation) to the Company of other Common Stock acquired, directly or indirectly from the Company, shall be paid only by shares of the Common Stock of the Company that have been held for more than six months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes). Notwithstanding the foregoing, during any period for which the Common Stock is publicly traded (i.e., the Common Stock is listed on any established stock exchange or a national market system) an exercise by a Director or Officer that involves or may involve a direct or indirect extension of credit or arrangement of an extension of credit by the Company, directly or indirectly, in violation of Section 402(a) of the Sarbanes-Oxley Act of 2002 shall be prohibited with respect to any Award under this Plan.

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6.5      Transferability of an Incentive Stock Option. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

6.6      Transferability of a Non-qualified Stock Option. A Non-qualified Stock Option may, in the sole discretion of the Committee, be transferable to a Permitted Transferee, upon written approval by the Committee to the extent provided in the Award Agreement. If the Non-qualified Stock Option does not provide for transferability, then the Non-qualified Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

6.7      Vesting of Options. Each Option may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Committee may deem appropriate, provided, however, that if no vesting schedule is specified at the time of grant, the Option shall be vested according to the following schedule: one-fourth (1/4th) of the shares subject to the Option shall vest one year following the date that the Option commences vesting as specified at the time of grant, or, if no date is specified at the time of grant, the Grant Date (such date for such Option, the “Vesting Commencement Date”), and the balance of the shares subject to the Option shall vest in a series of thirty-six (36) successive equal monthly installments measured from the first anniversary of the Vesting Commencement Date, subject to Optionholder’s Continuous Service as of each such date.

The vesting provisions of individual Options may vary. No Option may be exercised for a fraction of a share of Common Stock. The Committee may, but shall not be required to, provide for an acceleration of vesting and exercisability in the terms of any Award Agreement upon the occurrence of a specified event.

6.8      Termination of Continuous Service. Unless otherwise provided in an Award Agreement or in an employment agreement the terms of which have been approved by the Committee, in the event an Optionholder’s Continuous Service terminates (other than upon the Optionholder’s death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination) but only within such period of time ending on the earlier of (a) the date three months following the termination of the Optionholder’s Continuous Service or (b) the expiration of the term of the Option as set forth in the Award Agreement; provided that, if the termination of Continuous Service is by the Company for Cause, all outstanding Options (whether or not vested) shall immediately terminate and cease to be exercisable. If, after termination, the Optionholder does not exercise his or her Option within the time specified in the Award Agreement, the Option shall terminate.

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6.9      Extension of Termination Date. An Optionholder’s Award Agreement may also provide that if the exercise of the Option following the termination of the Optionholder’s Continuous Service for any reason would be prohibited at any time because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act or any other state or federal securities law or the rules of any securities exchange or interdealer quotation system, then the Option shall terminate on the earlier of (a) the expiration of the term of the Option in accordance with Section 6.1 or (b) the expiration of a period after termination of the Participant’s Continuous Service that is three months after the end of the period during which the exercise of the Option would be in violation of such registration or other securities law requirements.

6.10    Disability of Optionholder. Unless otherwise provided in an Award Agreement, in the event that an Optionholder’s Continuous Service terminates as a result of the Optionholder’s Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination), but only within such period of time ending on the earlier of (a) the date 12 months following such termination or (b) the expiration of the term of the Option as set forth in the Award Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified herein or in the Award Agreement, the Option shall terminate.

6.11    Death of Optionholder. Unless otherwise provided in an Award Agreement, in the event an Optionholder’s Continuous Service terminates as a result of the Optionholder’s death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death) by the Optionholder’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the Option upon the Optionholder’s death, but only within the period ending on the earlier of (a) the date 12 months following the date of death or (b) the expiration of the term of such Option as set forth in the Award Agreement. If, after the Optionholder’s death, the Option is not exercised within the time specified herein or in the Award Agreement, the Option shall terminate.

6.12    Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and its Affiliates) exceeds $100,000, the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Non-qualified Stock Options.

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7.     Provisions of Awards Other Than Options.

7.1      Stock Appreciation Rights.

(a)      General

Each Stock Appreciation Right granted under the Plan shall be evidenced by an Award Agreement. Each Stock Appreciation Right so granted shall be subject to the conditions set forth in this Section 7.1, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. Stock Appreciation Rights may be granted alone (“Free Standing Rights”) or in tandem with an Option granted under the Plan (“Related Rights”).

(b)      Grant Requirements

Any Related Right that relates to a Non-qualified Stock Option may be granted at the same time the Option is granted or at any time thereafter but before the exercise or expiration of the Option. Any Related Right that relates to an Incentive Stock Option must be granted at the same time the Incentive Stock Option is granted.

(c)      Term of Stock Appreciation Rights

The term of a Stock Appreciation Right granted under the Plan shall be determined by the Committee; provided, however, no Stock Appreciation Right shall be exercisable later than the tenth anniversary of the Grant Date.

(d)      Vesting of Stock Appreciation Rights

Each Stock Appreciation Right may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal. The Stock Appreciation Right may be subject to such other terms and conditions on the time or times when it may be exercised as the Committee may deem appropriate. The vesting provisions of individual Stock Appreciation Rights may vary. No Stock Appreciation Right may be exercised for a fraction of a share of Common Stock. The Committee may, but shall not be required to, provide for an acceleration of vesting and exercisability in the terms of any Stock Appreciation Right upon the occurrence of a specified event.

(e)      Exercise and Payment

Upon exercise of a Stock Appreciation Right, the holder shall be entitled to receive from the Company an amount equal to the number of shares of Common Stock subject to the Stock Appreciation Right that is being exercised multiplied by the excess of (i) the Fair Market Value of a share of Common Stock on the date the Award is exercised, over (ii) the exercise price specified in the Stock Appreciation Right or related Option. Payment with respect to the exercise of a Stock Appreciation Right shall be made on the date of exercise. Payment shall be made in the form of shares of Common Stock (with or without restrictions as to substantial risk of forfeiture and transferability, as determined by the Committee in its sole discretion), cash or a combination thereof, as determined by the Committee.

(f)       Exercise Price

The exercise price of a Free Standing Stock Appreciation Right shall be determined by the Committee, but shall not be less than 100% of the Fair Market Value of one share of Common Stock on the Grant Date of such Stock Appreciation Right. A Related Right granted simultaneously with or subsequent to the grant of an Option and in conjunction therewith or in the alternative thereto shall have the same exercise price as the related Option, shall be transferable only upon the same terms and conditions as the related Option, and shall be exercisable only to the same extent as the related Option; provided, however, that a Stock Appreciation Right, by its terms, shall be exercisable only when the Fair Market Value per share of Common Stock subject to the Stock Appreciation Right and related Option exceeds the exercise price per share thereof and no Stock Appreciation Rights may be granted in tandem with an Option unless the Committee determines that the requirements of Section 7.1(b) are satisfied.

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(g)      Reduction in the Underlying Option Shares

Upon any exercise of a Related Right, the number of shares of Common Stock for which any related Option shall be exercisable shall be reduced by the number of shares for which the Stock Appreciation Right has been exercised. The number of shares of Common Stock for which a Related Right shall be exercisable shall be reduced upon any exercise of any related Option by the number of shares of Common Stock for which such Option has been exercised.

7.2      Restricted Awards.

(a)      General

A Restricted Award is an Award of actual shares of Common Stock (“Restricted Stock”) or hypothetical Common Stock units (“Restricted Stock Units”) having a value equal to the Fair Market Value of an identical number of shares of Common Stock, which may, but need not, provide that such Restricted Award may not be sold, assigned, transferred or otherwise disposed of, pledged or hypothecated as collateral for a loan or as security for the performance of any obligation or for any other purpose for such period (the “Restricted Period”) as the Committee shall determine. Each Restricted Award granted under the Plan shall be evidenced by an Award Agreement. Each Restricted Award so granted shall be subject to the conditions set forth in this Section 7.2, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement.

(b)     Restricted Stock and Restricted Stock Units

(i)     Each Participant granted Restricted Stock shall execute and deliver to the Company an Award Agreement with respect to the Restricted Stock setting forth the restrictions and other terms and conditions applicable to such Restricted Stock. If the Committee determines that the Restricted Stock shall be held by the Company or in escrow rather than delivered to the Participant pending the release of the applicable restrictions, the Committee may require the Participant to additionally execute and deliver to the Company (A) an escrow agreement satisfactory to the Committee, if applicable and (B) the appropriate blank stock power with respect to the Restricted Stock covered by such agreement. If a Participant fails to execute an agreement evidencing an Award of Restricted Stock and, if applicable, an escrow agreement and stock power, the Award shall be null and void. Subject to the restrictions set forth in the Award, the Participant generally shall have the rights and privileges of a shareholder as to such Restricted Stock, including the right to vote such Restricted Stock and the right to receive dividends; provided that, any cash dividends and stock dividends with respect to the Restricted Stock shall be withheld by the Company for the Participant’s account, and interest may be credited on the amount of the cash dividends withheld at a rate and subject to such terms as determined by the Committee. The cash dividends or stock dividends so withheld by the Committee and attributable to any particular share of Restricted Stock (and earnings thereon, if applicable) shall be distributed to the Participant in cash or, at the discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to the amount of such dividends, if applicable, upon the release of restrictions on such share and, if such share is forfeited, the Participant shall have no right to such dividends.

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(ii)    The terms and conditions of a grant of Restricted Stock Units shall be reflected in an Award Agreement. No shares of Common Stock shall be issued at the time a Restricted Stock Unit is granted, and the Company will not be required to set aside a fund for the payment of any such Award. A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder. The Committee may also grant Restricted Stock Units with a deferral feature, whereby settlement is deferred beyond the vesting date until the occurrence of a future payment date or event set forth in an Award Agreement (“Deferred Stock Units”). At the discretion of the Committee, each Restricted Stock Unit or Deferred Stock Unit (representing one share of Common Stock) may be credited with cash and stock dividends paid by the Company in respect of one share of Common Stock (“Dividend Equivalents”). Dividend Equivalents shall be withheld by the Company and credited to the Participant’s account, and interest may be credited on the amount of cash Dividend Equivalents withheld at a rate and subject to such terms as determined by the Committee. Dividend Equivalents credited to a Participant’s account and attributable to any particular Restricted Stock Unit or Deferred Stock Unit (and earnings thereon, if applicable) shall be distributed in cash or, at the discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to the amount of such Dividend Equivalents and earnings, if applicable, to the Participant upon settlement of such Restricted Stock Unit or Deferred Stock Unit and, if such Restricted Stock Unit or Deferred Stock Unit is forfeited, the Participant shall have no right to such Dividend Equivalents.

(c)      Restrictions

(i)     Restricted Stock awarded to a Participant shall be subject to the following restrictions until the expiration of the Restricted Period, and to such other terms and conditions as may be set forth in the applicable Award Agreement: (A) if an escrow arrangement is used, the Participant shall not be entitled to delivery of the stock certificate; (B) the shares shall be subject to the restrictions on transferability set forth in the Award Agreement; (C) the shares shall be subject to forfeiture to the extent provided in the applicable Award Agreement; and (D) to the extent such shares are forfeited, the stock certificates shall be returned to the Company, and all rights of the Participant to such shares and as a shareholder with respect to such shares shall terminate without further obligation on the part of the Company.

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(ii)    Restricted Stock Units and Deferred Stock Units awarded to any Participant shall be subject to (A) forfeiture until the expiration of the Restricted Period, and satisfaction of any applicable Performance Goals during such period, to the extent provided in the applicable Award Agreement, and to the extent such Restricted Stock Units or Deferred Stock Units are forfeited, all rights of the Participant to such Restricted Stock Units or Deferred Stock Units shall terminate without further obligation on the part of the Company and (B) such other terms and conditions as may be set forth in the applicable Award Agreement.

(iii)   The Committee shall have the authority to remove any or all of the restrictions on the Restricted Stock, Restricted Stock Units and Deferred Stock Units whenever it may determine that, by reason of changes in Applicable Laws or other changes in circumstances arising after the date the Restricted Stock, Restricted Stock Units or Deferred Stock Units are granted, such action is appropriate.

(d)     Restricted Period

With respect to Restricted Awards, the Restricted Period shall commence on the Grant Date and end at the time or times set forth on a schedule established by the Committee in the applicable Award Agreement. No Restricted Award may be granted or settled for a fraction of a share of Common Stock. The Committee may, but shall not be required to, provide for an acceleration of vesting in the terms of any Award Agreement upon the occurrence of a specified event.

(e)      Delivery of Restricted Stock and Settlement of Restricted Stock Units

Upon the expiration of the Restricted Period with respect to any shares of Restricted Stock, the restrictions set forth in Section 7.2(c) and the applicable Award Agreement shall be of no further force or effect with respect to such shares, except as set forth in the applicable Award Agreement. If an escrow arrangement is used, upon such expiration, the Company shall deliver to the Participant, or his or her beneficiary, without charge, the stock certificate evidencing the shares of Restricted Stock which have not then been forfeited and with respect to which the Restricted Period has expired (to the nearest full share) and any cash dividends or stock dividends credited to the Participant’s account with respect to such Restricted Stock and the interest thereon, if any. Upon the expiration of the Restricted Period with respect to any outstanding Restricted Stock Units, or at the expiration of the deferral period with respect to any outstanding Deferred Stock Units, the Company shall deliver to the Participant, or his or her beneficiary, without charge, one share of Common Stock for each such outstanding vested Restricted Stock Unit or Deferred Stock Unit (“Vested Unit”) and cash equal to any Dividend Equivalents credited with respect to each such Vested Unit in accordance with Section 7.2(b)(ii) hereof and the interest thereon or, at the discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to such Dividend Equivalents and the interest thereon, if any; provided, however, that, if explicitly provided in the applicable Award Agreement, the Committee may, in its sole discretion, elect to pay cash or part cash and part Common Stock in lieu of delivering only shares of Common Stock for Vested Units. If a cash payment is made in lieu of delivering shares of Common Stock, the amount of such payment shall be equal to the Fair Market Value of the Common Stock as of the date on which the Restricted Period lapsed in the case of Restricted Stock Units, or the delivery date in the case of Deferred Stock Units, with respect to each Vested Unit.

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(f)      Stock Restrictions

Each certificate representing Restricted Stock awarded under the Plan shall bear a legend in such form as the Company deems appropriate.

7.3      Performance Share Awards.

(a)      Grant of Performance Share Awards

Each Performance Share Award granted under the Plan shall be evidenced by an Award Agreement. Each Performance Share Award so granted shall be subject to the conditions set forth in this Section 7.3, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. The Committee shall have the discretion to determine: (i) the number of shares of Common Stock or stock-denominated units subject to a Performance Share Award granted to any Participant; (ii) the performance period applicable to any Award; (iii) the conditions that must be satisfied for a Participant to earn an Award; and (iv) the other terms, conditions and restrictions of the Award.

(b)      Earning Performance Share Awards

The number of Performance Shares earned by a Participant will depend on the extent to which the performance goals established by the Committee are attained within the applicable Performance Period, as determined by the Committee. No payout shall be made with respect to any Performance Share Award except upon written certification by the Committee that the minimum threshold performance goal(s) have been achieved.

7.4      Performance Compensation Awards.

(a)      General

The Committee shall have the authority, at the time of grant of any Award described in this Plan (other than Options and Stock Appreciation Rights granted with an exercise price equal to or greater than the Fair Market Value per share of Common Stock on the Grant Date), to designate such Award as a Performance Compensation Award in order to qualify such Award as “performance-based compensation” under Section 162(m) of the Code. In addition, the Committee shall have the authority to make an Award of a cash bonus to any Participant and designate such Award as a Performance Compensation Award in order to qualify such Award as “performance-based compensation” under Section 162(m) of the Code.

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(b)      Eligibility

The Committee will, in its sole discretion, designate within the first 90 days of a Performance Period (or, if longer or shorter, within the maximum period allowed under Section 162(m) of the Code) which Participants will be eligible to receive Performance Compensation Awards in respect of such Performance Period. However, designation of a Participant eligible to receive an Award hereunder for a Performance Period shall not in any manner entitle the Participant to receive payment in respect of any Performance Compensation Award for such Performance Period. The determination as to whether or not such Participant becomes entitled to payment in respect of any Performance Compensation Award shall be decided solely in accordance with the provisions of this Section 7.4. Moreover, designation of a Participant eligible to receive an Award hereunder for a particular Performance Period shall not require designation of such Participant eligible to receive an Award hereunder in any subsequent Performance Period and designation of one person as a Participant eligible to receive an Award hereunder shall not require designation of any other person as a Participant eligible to receive an Award hereunder in such period or in any other period.

(c)      Discretion of Committee with Respect to Performance Compensation Awards

With regard to a particular Performance Period, the Committee shall have full discretion to select the length of such Performance Period (provided any such Performance Period shall be not less than one fiscal quarter in duration), the type(s) of Performance Compensation Awards to be issued, the Performance Criteria that will be used to establish the Performance Goal(s), the kind(s) and/or level(s) of the Performance Goal(s) that is (are) to apply to the Company and the Performance Formula. Within the first 90 days of a Performance Period (or, if longer or shorter, within the maximum period allowed under Section 162(m) of the Code), the Committee shall, with regard to the Performance Compensation Awards to be issued for such Performance Period, exercise its discretion with respect to each of the matters enumerated in the immediately preceding sentence of this Section 7.4(c) and record the same in writing.

(d)      Payment of Performance Compensation Awards

(i)          Condition to Receipt of Payment

Unless otherwise provided in the applicable Award Agreement, a Participant must be employed by the Company on the last day of a Performance Period to be eligible for payment in respect of a Performance Compensation Award for such Performance Period.

(ii)         Limitation

A Participant shall be eligible to receive payment in respect of a Performance Compensation Award only to the extent that: (A) the Performance Goals for such period are achieved; and (B) the Performance Formula as applied against such Performance Goals determines that all or some portion of such Participant's Performance Compensation Award has been earned for the Performance Period.

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(iii)        Certification

Following the completion of a Performance Period, the Committee shall review and certify in writing whether, and to what extent, the Performance Goals for the Performance Period have been achieved and, if so, calculate and certify in writing the amount of the Performance Compensation Awards earned for the period based upon the Performance Formula. The Committee shall then determine the actual size of each Participant's Performance Compensation Award for the Performance Period and, in so doing, may apply Negative Discretion in accordance with Section 7.4(d)(iv) hereof, if and when it deems appropriate.

(iv)        Use of Discretion

In determining the actual size of an individual Performance Compensation Award for a Performance Period, the Committee may reduce or eliminate the amount of the Performance Compensation Award earned under the Performance Formula in the Performance Period through the use of Negative Discretion if, in its sole judgment, such reduction or elimination is appropriate. The Committee shall not have the discretion to (A) grant or provide payment in respect of Performance Compensation Awards for a Performance Period if the Performance Goals for such Performance Period have not been attained or (B) increase a Performance Compensation Award above the maximum amount payable under Section 7.4(d)(vi) of the Plan.

(v)         Timing of Award Payments

Performance Compensation Awards granted for a Performance Period shall be paid to Participants as soon as administratively practicable following completion of the certifications required by this Section 7.4 but in no event later than 2 1/2 months following the end of the fiscal year during which the Performance Period is completed.

(vi)        Maximum Award Payable

Notwithstanding any provision contained in this Plan to the contrary, the maximum Performance Compensation Award payable to any one Participant under the Plan for a Performance Period (excluding any Options and Stock Appreciation Rights) is 25,000 shares of Common Stock or, in the event such Performance Compensation Award is paid in cash, the equivalent cash value thereof on the first or last day of the Performance Period to which such Award relates, as determined by the Committee. The maximum amount that can be paid in any calendar year to any Participant pursuant to a cash bonus Award described in the last sentence of Section 7.4(a) shall be $1,000,000. Furthermore, any Performance Compensation Award that has been deferred shall not (between the date as of which the Award is deferred and the payment date) increase (A) with respect to a Performance Compensation Award that is payable in cash, by a measuring factor for each fiscal year greater than a reasonable rate of interest set by the Committee or (B) with respect to a Performance Compensation Award that is payable in shares of Common Stock, by an amount greater than the appreciation of a share of Common Stock from the date such Award is deferred to the payment date.

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8.     Securities Law Compliance. Each Award Agreement shall provide that no shares of Common Stock shall be purchased or sold thereunder unless and until (a) any then applicable requirements of state or federal laws and regulatory agencies have been fully complied with to the satisfaction of the Company and its counsel and (b) if required to do so by the Company, the Participant has executed and delivered to the Company a letter of investment intent in such form and containing such provisions as the Committee may require. The Company shall use reasonable efforts to seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Awards and to issue and sell shares of Common Stock upon exercise of the Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Award or any Common Stock issued or issuable pursuant to any such Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Awards unless and until such authority is obtained.

9.     Use of Proceeds from Stock. Proceeds from the sale of Common Stock pursuant to Awards, or upon exercise thereof, shall constitute general funds of the Company.

10.   Miscellaneous.

10.1    Acceleration of Exercisability and Vesting. The Committee shall have the power to accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Award stating the time at which it may first be exercised or the time during which it will vest.

10.2    Shareholder Rights. Except as provided in the Plan or an Award Agreement, no Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Award unless and until such Participant has satisfied all requirements for exercise of the Award pursuant to its terms and no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions of other rights for which the record date is prior to the date such Common Stock certificate is issued, except as provided in Section 11 hereof.

10.3    No Employment or Other Service Rights. Nothing in the Plan or any instrument executed or Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or shall affect the right of the Company or an Affiliate to terminate (a) the employment of an Employee with or without notice and with or without Cause or (b) the service of a Director pursuant to the By-laws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

10.4    Transfer; Approved Leave of Absence. For purposes of the Plan, no termination of employment by an Employee shall be deemed to result from either (a) a transfer of employment to the Company from an Affiliate or from the Company to an Affiliate, or from one Affiliate to another, or (b) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the Employee’s right to reemployment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing, in either case, except to the extent inconsistent with Section 409A of the Code if the applicable Award is subject thereto.

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10.5    Withholding Obligations. To the extent provided by the terms of an Award Agreement and subject to the discretion of the Committee, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under an Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (a) tendering a cash payment; (b) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock under the Award, provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law; or (c) delivering to the Company previously owned and unencumbered shares of Common Stock of the Company.

11.   Adjustments Upon Changes in Stock. In the event of changes in the outstanding Common Stock or in the capital structure of the Company by reason of any stock or extraordinary cash dividend, stock split, reverse stock split, an extraordinary corporate transaction such as any recapitalization, reorganization, merger, consolidation, combination, exchange, or other relevant change in capitalization occurring after the Grant Date of any Award, Awards granted under the Plan and any Award Agreements, the exercise price of Options and Stock Appreciation Rights, the maximum number of shares of Common Stock subject to all Awards stated in Section 4 and the maximum number of shares of Common Stock with respect to which any one person may be granted Awards during any period stated in Section 4 and Section 7.4(d)(vi) will be equitably adjusted or substituted, as to the number, price or kind of a share of Common Stock or other consideration subject to such Awards to the extent necessary to preserve the economic intent of such Award. In the case of adjustments made pursuant to this Section 11, unless the Committee specifically determines that such adjustment is in the best interests of the Company or its Affiliates, the Committee shall, in the case of Incentive Stock Options, ensure that any adjustments under this Section 11 will not constitute a modification, extension or renewal of the Incentive Stock Options within the meaning of Section 424(h)(3) of the Code and in the case of Non-qualified Stock Options, ensure that any adjustments under this Section 11 will not constitute a modification of such Non-qualified Stock Options within the meaning of Section 409A of the Code. Any adjustments made under this Section 11 shall be made in a manner which does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act. Further, with respect to Awards intended to qualify as “performance-based compensation” under Section 162(m) of the Code, any adjustments or substitutions will not cause the Company to be denied a tax deduction on account of Section 162(m) of the Code. The Company shall give each Participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.

12.   Effect of Change in Control.

12.1    Unless otherwise provided in an Award Agreement, notwithstanding any provision of the Plan to the contrary:

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(a)      In the event of a Change of Control, all Options and Stock Appreciation Rights shall become immediately exercisable with respect to 100% of the shares subject to such Options or Stock Appreciation Rights, and/or the Restricted Period shall expire immediately with respect to 100% of the shares of Restricted Stock or Restricted Stock Units.

(b)      With respect to Performance Compensation Awards, in the event of a Change in Control, all incomplete Performance Periods in respect of such Award in effect on the date the Change in Control occurs shall end on the date of such change and the Committee shall (i) determine the extent to which Performance Goals with respect to each such Performance Period have been met based upon such audited or unaudited financial information then available as it deems relevant and (ii) cause to be paid to the applicable Participant partial or full Awards with respect to Performance Goals for each such Performance Period based upon the Committee's determination of the degree of attainment of Performance Goals or, if not determinable, assuming that the applicable “target” levels of performance have been attained, or on such other basis determined by the Committee.

To the extent practicable, any actions taken by the Committee under the immediately preceding clauses (a) and (b) shall occur in a manner and at a time which allows affected Participants the ability to participate in the Change in Control with respect to the shares of Common Stock subject to their Awards.

12.2    In addition, in the event of a Change in Control, the Committee may in its discretion and upon at least 10 days’ advance notice to the affected persons, cancel any outstanding Awards and pay to the holders thereof, in cash or stock, or any combination thereof, the value of such Awards based upon the price per share of Common Stock received or to be received by other shareholders of the Company in the event. In the case of any Option or Stock Appreciation Right with an exercise price that equals or exceeds the price paid for a share of Common Stock in connection with the Change in Control, the Committee may cancel the Option or Stock Appreciation Right without the payment of consideration therefor.

12.3    The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to all or substantially all of the assets and business of the Company and its Affiliates, taken as a whole.

13.   Amendment of the Plan and Awards.

13.1    Amendment of Plan. The Board at any time, and from time to time, may amend or terminate the Plan. However, except as provided in Section 11 relating to adjustments upon changes in Common Stock and Section 13.3, no amendment shall be effective unless approved by the shareholders of the Company to the extent shareholder approval is necessary to satisfy any Applicable Laws. At the time of such amendment, the Board shall determine, upon advice from counsel, whether such amendment will be contingent on shareholder approval.

13.2    Shareholder Approval. The Board may, in its sole discretion, submit any other amendment to the Plan for shareholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

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13.3    Contemplated Amendments. It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees, Consultants and Directors with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options or to the nonqualified deferred compensation provisions of Section 409A of the Code and/or to bring the Plan and/or Awards granted under it into compliance therewith.

13.4    No Impairment of Rights. Rights under any Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (a) the Company requests the consent of the Participant and (b) the Participant consents in writing.

13.5    Amendment of Awards. The Committee at any time, and from time to time, may amend the terms of any one or more Awards; provided, however, that the Committee may not affect any amendment which would otherwise constitute an impairment of the rights under any Award unless (a) the Company requests the consent of the Participant and (b) the Participant consents in writing.

14.   General Provisions.

14.1    Forfeiture Events. The Committee may specify in an Award Agreement that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain events, in addition to applicable vesting conditions of an Award. Such events may include, without limitation, breach of non-competition, non-solicitation, confidentiality, or other restrictive covenants that are contained in the Award Agreement or otherwise applicable to the Participant, a termination of the Participant’s Continuous Service for Cause, or other conduct by the Participant that is detrimental to the business or reputation of the Company and/or its Affiliates.

14.2    Clawback. Notwithstanding any other provisions in this Plan, any Award which is subject to recovery under any law, government regulation or stock exchange listing requirement, will be subject to such deductions and clawback as may be required to be made pursuant to such law, government regulation or stock exchange listing requirement (or any policy adopted by the Company pursuant to any such law, government regulation or stock exchange listing requirement).

14.3    Other Compensation Arrangements. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

14.4    Sub-plans. The Committee may from time to time establish sub-plans under the Plan for purposes of satisfying blue sky, securities, tax or other laws of various jurisdictions in which the Company intends to grant Awards. Any sub-plans shall contain such limitations and other terms and conditions as the Committee determines are necessary or desirable. All sub-plans shall be deemed a part of the Plan, but each sub-plan shall apply only to the Participants in the jurisdiction for which the sub-plan was designed.

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14.5    Deferral of Awards. The Committee may establish one or more programs under the Plan to permit selected Participants the opportunity to elect to defer receipt of consideration upon exercise of an Award, satisfaction of performance criteria, or other event that absent the election would entitle the Participant to payment or receipt of shares of Common Stock or other consideration under an Award. The Committee may establish the election procedures, the timing of such elections, the mechanisms for payments of, and accrual of interest or other earnings, if any, on amounts, shares or other consideration so deferred, and such other terms, conditions, rules and procedures that the Committee deems advisable for the administration of any such deferral program.

14.6    Unfunded Plan. The Plan shall be unfunded. Neither the Company, the Board nor the Committee shall be required to establish any special or separate fund or to segregate any assets to assure the performance of its obligations under the Plan.

14.7    Recapitalizations. Each Award Agreement shall contain provisions required to reflect the provisions of Section 11.

14.8    Delivery. Upon exercise of a right granted under this Plan, the Company shall issue Common Stock or pay any amounts due within a reasonable period of time thereafter. Subject to any statutory or regulatory obligations the Company may otherwise have, for purposes of this Plan, 30 days shall be considered a reasonable period of time.

14.9    No Fractional Shares. No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan. The Committee shall determine whether cash, additional Awards or other securities or property shall be issued or paid in lieu of fractional shares of Common Stock or whether any fractional shares should be rounded, forfeited or otherwise eliminated.

14.10  Other Provisions. The Award Agreements authorized under the Plan may contain such other provisions not inconsistent with this Plan, including, without limitation, restrictions upon the exercise of the Awards, as the Committee may deem advisable.

14.11  Section 409A. The Plan is intended to comply with Section 409A of the Code to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted and administered to be in compliance therewith. Any payments described in the Plan that are due within the “short-term deferral period” as defined in Section 409A of the Code shall not be treated as deferred compensation unless Applicable Laws require otherwise. Notwithstanding anything to the contrary in the Plan, to the extent required to avoid accelerated taxation and tax penalties under Section 409A of the Code, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan during the six (6) month period immediately following the Participant’s termination of Continuous Service shall instead be paid on the first payroll date after the six-month anniversary of the Participant’s separation from service (or the Participant’s death, if earlier). Notwithstanding the foregoing, neither the Company nor the Committee shall have any obligation to take any action to prevent the assessment of any excise tax or penalty on any Participant under Section 409A of the Code and neither the Company nor the Committee will have any liability to any Participant for such tax or penalty.

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14.12  Disqualifying Dispositions. Any Participant who shall make a “disposition” (as defined in Section 424 of the Code) of all or any portion of shares of Common Stock acquired upon exercise of an Incentive Stock Option within two years from the Grant Date of such Incentive Stock Option or within one year after the issuance of the shares of Common Stock acquired upon exercise of such Incentive Stock Option (a “Disqualifying Disposition”) shall be required to immediately advise the Company in writing as to the occurrence of the sale and the price realized upon the sale of such shares of Common Stock.

14.13  Section 16. It is the intent of the Company that the Plan satisfy, and be interpreted in a manner that satisfies, the applicable requirements of Rule 16b-3 as promulgated under Section 16 of the Exchange Act so that Participants will be entitled to the benefit of Rule 16b-3, or any other rule promulgated under Section 16 of the Exchange Act, and will not be subject to short-swing liability under Section 16 of the Exchange Act. Accordingly, if the operation of any provision of the Plan would conflict with the intent expressed in this Section 14.13, such provision to the extent possible shall be interpreted and/or deemed amended so as to avoid such conflict.

14.14  Section 162(m). To the extent the Committee issues any Award that is intended to be exempt from the deduction limitation of Section 162(m) of the Code, the Committee may, without shareholder or grantee approval, amend the Plan or the relevant Award Agreement retroactively or prospectively to the extent it determines necessary in order to comply with any subsequent clarification of Section 162(m) of the Code required to preserve the Company’s federal income tax deduction for compensation paid pursuant to any such Award.

14.15  Beneficiary Designation. Each Participant under the Plan may from time to time name any beneficiary or beneficiaries by whom any right under the Plan is to be exercised in case of such Participant’s death. Each designation will revoke all prior designations by the same Participant, shall be in a form reasonably prescribed by the Committee and shall be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime.

14.16  Expenses. The costs of administering the Plan shall be paid by the Company.

14.17  Severability. If any of the provisions of the Plan or any Award Agreement is held to be invalid, illegal or unenforceable, whether in whole or in part, such provision shall be deemed modified to the extent, but only to the extent, of such invalidity, illegality or unenforceability and the remaining provisions shall not be affected thereby.

14.18  Plan Headings. The headings in the Plan are for purposes of convenience only and are not intended to define or limit the construction of the provisions hereof.

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14.19  Non-Uniform Treatment. The Committee’s determinations under the Plan need not be uniform and may be made by it selectively among persons who are eligible to receive, or actually receive, Awards. Without limiting the generality of the foregoing, the Committee shall be entitled to make non-uniform and selective determinations, amendments and adjustments, and to enter into non-uniform and selective Award Agreements.

15.   Effective Date of Plan. The Plan shall become effective as of the Effective Date, but no Award shall be exercised (or, in the case of a stock Award, shall be granted) unless and until the Plan has been approved by the shareholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.

16.   Termination or Suspension of the Plan. The Plan shall terminate automatically on the tenth anniversary of the Effective Date. No Award shall be granted pursuant to the Plan after such date, but Awards theretofore granted may extend beyond that date. The Board may suspend or terminate the Plan at any earlier date pursuant to Section 13.1 hereof. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated. Unless the Company determines to submit Section 7.4 of the Plan and the definition of “Performance Goal” and “Performance Criteria” to the Company's shareholders at the first shareholder meeting that occurs in the fifth year following the year in which the Plan was last approved by shareholders (or any earlier meeting designated by the Board), in accordance with the requirements of Section 162(m) of the Code, and such shareholder approval is obtained, then no further Performance Compensation Awards shall be made to Covered Employees under Section 7.4 after the date of such annual meeting, but the Plan may continue in effect for Awards to Participants not in accordance with Section 162(m) of the Code

17.   Choice of Law. The law of the State of Nevada shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state’s conflict of law rules.

As adopted by the Board of Directors of Eastside Distilling, Inc. on September 8, 2016.

As approved by the shareholders of Eastside Distilling, Inc. on ______________, 2016.

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Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Haveyour proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M99999-TBD — KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. — DETACH AND RETURN THIS PORTION ONLY

Eastside Distilling, Inc.

The Board of Directors recommends you vote FOR Proposals 1, 2 and 3:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

To be elected for terms expiring in 2017:

01) Trent Davis
02) Steven Earles
03) Michael Fleming
04) Grover Wickersham

For address changes and/or comments, please check this box and write them on the back where indicated. ☐

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date